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                                                                    EXHIBIT 10.1

                                        Jobber Number
                                                         90032322
                                        ----------------------------------------
                                        (State "Trial Franchise," if applicable)
                                        ----------------------------------------

                                        Branded Jobber Contract
                                        (Retail)
                                        BJC(R) (10-2001)

This branded jobber contract ("Contract"), acted February 1, 2003, is by and between BP Products North America Inc, and hereinafter referred to as "Company," and with a principal office located at
2475 Northwinds Parkway, Suite 400, Alpharetta, GA 30004 and THE PANTRY, INC.
--------------------------------------------------           ---------------
   (State complete Company address including                 (State exact legal
       street address, city and zip code)                     name of Jobber)

("Jobber") a              Corporation               with its principal offices
            ---------------------------------------
           (State type of legal entity, corporation,
          partnership, LLC, sole proprietorship, etc.)

located at                 1801 DOUGLAS DR., SANFORD, NC 27330
          ---------------------------------------------------------------------
          (State complete address of Jobber's principal office including street address, city and zip code. A post office box is not sufficient.)

Now, Therefore, Company and Jobber, intending to be legally bound, agree to the following:

1. Term. The term covered by this Contract will be for a period of * year(s) beginning on February 1, 2003 and ending on January 31, 2008, unless terminated earlier by law or by the terms of this Contract or unless extended by company upon written notice. If the franchise relationship underlying this Contract continues for any reason beyond the expiration date indicated above, this Contract will be extended until terminated or until superseded by a new branded lower contract, if offered.

2.   Products, Quantities and Approved Retail Sites.
(a) Products and quantities to be purchased/Resale from Approved Retail Sites (Attachment A). Company agrees to sell and Jobber agrees to purchase and receive Company's currently offered and available branded petroleum products as determined and designated by Company ("Products"), and as more fully and specifically set forth in Attachment A, a copy of which is attached to and incorporated in this Contract. Jobber agrees to purchase then Products ratably in the quantities set forth in Attachment A within every continuous 12-month period, or any portion thereof, during the term of this Contract. Attachment A will also set form, among other things, me retail sites approved under paragraph 6(a) below from which the Products purchased from Company may be resold ("Approved Retail Sites"). Products purchased under this Contract will not be resold, under Company's Trade identities (as defined in paragraph 5(a) below), from any location unless and until said location is set forth on Attachment A and/or unless and until said location has been approved pursuant to paragraph 6(a) below. Jobber will advise Company immediately if it is no longer able to supply an Approved Retail Site listed in Attachment A. The cessation or reduction in supply of Products to an Approved Retail Site will not reduce the Jobber's annual Product purchase requirements set forth on Attachment A, without Company's written consent.

(b) Annual development of Attachment A. Jobber will provide the following information to Company between January 1 and February 15 of each Contract year of the Contract term, or at any other times requested by Company, for the purpose of developing each and every Attachment A for each Contract year of the Contract term: the quantities of all Products supplied to and resold during the prior calendar year, by Product grade, at each Approved Retail Site. Company may also require that Jobber provide an estimate of any additional quantities of Products that it expects to purchase and supply during any Contract year by Product grade for any and all sites that are newly approved during said year. Company may use this estimate to amend or develop a new Attachment A. In the case of a trial franchise, Jobber will provide, 90 days prior to the beginning of the Contract term, its estimate of the quantities of all Products that it expects to purchase and supply during the Contract year, by Product grade, at each of its newly Approved Retail Sites.

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*   Selected portions have been deleted as confidential pursuant to Rule 24b-2.
    Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

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(c)  Annual Minimum Quantities (Attachment A-1). In addition to the other terms and conditions contained in the Contract pertaining to Jobber's obligation to purchase certain quantities of Products, including but not limited to those obligations contained in Attachment A, Jobber will be required to purchase a minimum quantity of Products during each continuous 12-month period of the Contract term, as determined and designated by Company and as more fully set forth in Attachment A-1, a copy of which is attached to and incorporated in this Contract.

(d) Company's directly-supplied sites. Jobber will not sell, supply or deliver any Products purchased under this Contract to any retail location that is directly-supplied by Company or that is designated by Company as a directly-supplied location.

3.   Price of Products, Jobber's Designated Terminals, Title and Risk of Loss.
(a) Prices. The price which Jobber will pay for each Product sold under this Contract will be Company's jobber buying price, as recorded at the applicable Company business unit office, regional office or such other office as Company may designate from time to time, in effect on the date and at the time of sale from the respective terminals designated by Company ("Jobber Buying Price"). All terminals where Jobber will take delivery of the Products sold under this Contract will be determined and designated by Company ("Jobber's Designated Terminals") and set forth in Attachment A, as amended from time to time. In addition to the applicable Jobber Buying Price, Jobber will also pay all other applicable charges, including but not limited to, those charges categorized in paragraph 25 below.

(b) Title and risk of loss. Title and risk of loss to all Products sold to Jobber under this Contract will pass to Jobber f.o.b. Jobber's Designated Terminals at the time of loading into Jobber's transport equipment, including any contract carrier equipment engaged by Jobber.

4.   Payment Terms.
(a) Credit. Nothing in this Contract will be construed as obligating Company to extend credit to Jobber. In the event Company does extend credit to Jobber, such extension of credit will be subject to Company's established credit terms, as amended from time to time, and to the following requirements, including but not limited to: submitting an annual financial statement and executing an unlimited guaranty. Jobber will also provide Company with a letter of credit, deposit or other forms of security, along with interim financial statements, upon Company's request. Company reserves the right to change its credit terns at any time either for the class of trade generally or for Jobber individually and, among other things, to require that Jobber pay for all Products and services under this Contract - in advance or at the time of delivery --in cash, in certified funds or via wire transfer. In no instance will the terms of any sale discounts apply to taxes, inspection fees and the like. One or more incidents of: failure by Jobber to timely or fully pay according to established credit terms, including a check or electronic funds transfer that is presented and dishonored for nonsufficient or uncollected funds; or failure to supply required or requested financial information or security; financial distress or a determination by Company that Jobber may be unable to timely or fully pay in the future, will entitle Company to suspend deliveries, impose pre-pay or cash-on-delivery ("COD") terms, require additional security and/or terminate this Contract, in addition to exercising any other rights Company may have under this Contract or at law.

(b) Jobber payments made via EFT. Jobber will pay for all Products, open account items and all other items and services under this Contract via electronic funds transfer ("EFT"), or by such other methods as Company may require. Jobber will establish an account with a financial institution, on terms acceptable to Company, that provides EFT services and will authorize Company to initiate transfers of funds between Jobber's account and Company's accounts for payment of any and all amounts due to Company under this or any other Contract. Jobber will provide Company with all information and authorization necessary to debit and credit Jobber's account via EFT. These drafting authorities will remain in full force and effect during the entire term of this Contract giving Company the right, at all times, to withdraw funds for sums owed to Company from Jobber's account, via EFT.

(c) Finance and service charges. Company will, at its election, assess finance charges on all amounts not paid by Jobber on the net due date. Finance charges will be assessed monthly at an annualized rate of either 8% or 2% over the highest Prime Rate published in the Wall Street Journal ("Money Rates" section) on the last business day of the month preceding the assessed charge, whichever rate is higher. Company reserves the right to change this finance charge rate at any time without prior notice to Jobber. Company will also impose a service charge for each check and/or EFT which is dishonored for nonsufficient or uncollected funds, whether or not subsequently paid by Jobber. All charges assessed by Company hereunder will be collected by withdrawing funds from Jobber's account via EFT.

(d) Company invoices. Other than those disputes governed by paragraph 20 below, Jobber must notify Company in writing of disputes regarding any charges or other items on any Company invoice or statement within 60 days after Jobber's receipt of same. If Jobber fails to dispute a charge or other item within this 60 day period, the Invoice or statement in question will be presumed to be accurate.

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5.   Company's Trade Identities and Image.
(a) Use of Trade Identities generally. Jobber will be permitted to use, and will be permitted to allow the jobber-dealers and sub jobbers it supplies with Products purchased under this Contract ("Jobber-Marketers") to use -- on a non-exclusive, limited, site-specific basis at Approved Retail Sites -- certain and specifically designated Company trademarks, service marks, trade names, brand names, trade dress, logos, color patterns, color schemes, design schemes, insignia, image standards and the like (individually and collectively, "Trade Identities") in connection with the advertising, distribution and/or resale of the Products authorized by, supplied by and/or purchased from Company under this Contract. Company's Trade Identities may include those in use at the time this Contract is executed and may also Include, in the Company's sole discretion, those Trade Identities that the Company may subsequently develop, adopt or otherwise obtain through licenses or other means. Company will retain, at all times, the right to determine which Trade Identities will be used or displayed, and the manner of their use or display, at an Approved Retail Site and the right to restrict the use or display of certain Trade Identities to certain Approved Retail Sites (or to certain locations at an Approved Retail Site). Company will also have the right, at any time and for any reason, to revoke its approval to use certain or all of its Trade Identities at certain or all Approved Retail Sites (or at certain locations at an Approved Retail Site) - as further provided in paragraphs 5(e) and 6(b) below - and, where applicable and in its sole discretion, to substitute any other Trade Identities in their place.

(b) Use of Trade Identities governed by this Contract, related agreements and related guidelines, etc. The permission to use Company's Trade Identities will be governed by the terms and conditions of this Contract and related agreements, including all attachments, schedules, appendices and amendments attached to and incorporated in those agreements. In addition, Company's Trade Identities will only be used in accordance with - and only if Jobber complies with --the guidelines, policies, procedures, programs, requirements, specifications, standards (both operational and visual) and strategies issued by Company, as amended from time to time.

(c) Use of Trade Identities on signage. Jobber will be permitted to acquire and display approved signage bearing Company's Trade Identities, in connection with the advertising, distribution and/or resale of Products under this Contract, on an Approved Retail Site-specific basis. Under no circumstances will Jobber be allowed to relocate signage bearing Company's Trade Identities to another location without Company's consent. Jobber will provide Company with a list of all signage bearing Company's Trade Identities in Jobber's possession and/or control and the location of said signage, upon Company's request. In addition to the terms and conditions of this Contract, the use of Company's Trade Identities on all signage and the use of that signage generally will be governed by a Trade Signage Agreement (Jobber), a copy of which is attached to and incorporated in this Contract.

(d) Use of Trade Identities in conjunction with the sale of Representative Amounts of certain Products. At all times at each Approved Retail Site, including each Jobber-Marketer Approved Retail Site, Jobber will offer for sale, or cause to be offered for sale, representative amounts of each grade of Company-designated Products that are necessary, in Company's discretion, to satisfy public demand ("Representative Amounts"). If Jobber ceases to offer or make available one or more of these designated Products in the required Representative Amounts at an Approved Retail Site, Jobber will cease using or displaying, or cause its Jobber-Marketers to cease using or displaying; Company's Trade Identities at that site.

(e) Use of Trade identities in conjunction with Company's retail marketing strategies and development plans, Image programs and standards. At each Approved Retail Site, including each Jobber-Marketer Approved Retail Site, Jobber will comply with, and ensure that all of its Jobber-Marketers comply with, Company's then current image programs and standards (both operational and visual), as amended from time to time. As part of this image compliance requirement, Jobber will ensure that no items of a pornographic or sexually explicit nature are displayed, used, stored, offered, rented or sold at any Approved Retail Site. For purposes of this Contract, items of this nature will include, but will not be limited to, pornographic, sexually explicit or so-called "adult:" magazines; videotapes; compact disks; digital video disks; or like materials. Jobber also agrees that its right to use Company's Trade Identities under this Contract will be subject to Company's then current retail marketing strategies and development plans, as amended from time to time. If an Approved Retail Site no longer conforms or fails to conform to Company's then current retail marketing strategies and development plans, as amended from time to time, or to Company's then current image programs or standards (both operational and visual), as amended from time to time, Company may revoke its prior approval to use certain or all of its Trade Identities at the Approved Retail Site, in which case Jobber will cease using or displaying, or cause its Jobber-Marketer to cease using or displaying, certain or all of Company's Trade Identities at that site, whichever the case may be.

(f) Use of Trade Identities on Jobber's property including websites. Jobber will be permitted to display Company's Trade Identities in conjunction with Jobbers websites, business forms, advertising materials, structures, vehicles, and other Jobber property directly related to the advertising, distribution and /or resale of Products under this Contract. Jobber may only do so, however, if the words "Products Distributor" or "Products Jobber" appear immediately adjacent to the displayed location of said Trade Identities. Company will have the right to approve such use of its Trade Identities in advance and to revoke its approval at any time and for any reason. If Company exercises its right to revoke, terminate or nonrenew or if the property in question is sold or otherwise transferred, Jobber will immediately cease using or displaying, or cause any third party to immediately cease using or displaying - or will immediately remove, cover or obliterate, or cause any third party to immediately remove, cover or obliterate -- the Trade Identities on the property in question.

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(g)  Misuse of Trade Identities with Jobber's company name or Jobber's own trade identities. Jobber will not use any of Company's Trade Identities as part of Jobber's company name. If Jobber has formed a company or has acquired a company that uses any of Company's Trade Identities as part of Jobber's company name, it will be required to amend its articles of incorporation or organization so as to delete Company's Trade Identities from its company name. Likewise, Jobber will not use any of Company's Trade Identities as part of Jobber's own trade identities. If Jobber has developed trade identities or has acquired trade identities that incorporate any of Company's Trade Identities as part of Jobber's trade identities, it will be required to delete Company's Trade Identities from its own trade identities.

(h) Misuse of Trade Identities in connection with certain sales. Jobber will not use any of Company's Trade Identities in connection with the advertising, distribution and/or resale of: (1) any dilution or adulteration of a Product authorized by, supplied by and/or purchased from Company; (2) any mixture or blend of Products authorized by, supplied by and/or purchased from Company, without Company's prior written consent (which consent may be revoked at any time and for any reason); (3) any Product authorized by, supplied by and/or purchased from Company but sold under an incorrect or inappropriate Company Mark or sold through unapproved or disapproved packages, containers or equipment; or
(4) any product not authorized by, supplied by and/or purchased from Company.

(i) Company's right to audit. To verify Jobber's performance under this Contract and related agreements or as part of a Company compliance program, as issued and amended from time to time, Company will have the right to: audit records in the possession or control of Jobber or its Jobber-Marketers; inspect all Approved Retail Sites; and sample all Products in the possession or control of Jobber and/or its Jobber-Marketers. Jobber will cooperate fully and completely throughout the audit and inspection processes, and ensure that its Jobber-Marketers cooperate fully and completely. If Jobber designates its records as confidential, Company will not voluntarily disclose said information to anyone without Jobber's written consent, except to those Company employees and agents with a need to know.

(j) Discontinued use of Trade Identities upon expiration or termination of this Contract. Upon the expiration or termination of this Contract, for any reason, Jobber will immediately cease using or displaying, and cause its Jobber-Marketers to cease using or displaying, Company's Trade Identities and will dispose of all signage in accordance with the Trade Signage Agreement. All remaining evidence of Company's Trade Identities will be immediately obliterated by Jobber. If Jobber does not immediately cease using or displaying, and cause its Jobber-Marketers to cease using or displaying, Company's Trade Identities, Company will have the irrevocable right to use any means necessary to remove, cover or obliterate the Trade Identities, including entering upon the relevant premises or filing a legal action, with Jobber's full and complete cooperation and at Jobber's expense. Jobber will reimburse Company for all expenditures incurred in removing Company's Trade Identities hereunder.

6.   Site Approval.
(a) Use of Company's Trade Identities at each Approved Retail Site. It is and will be an on-going condition of the right to use Company's Trade Identities under this Contract, that Jobber must first obtain Company's prior written consent for each and every location that Jobber desires to identify with Company's Trade Identities, including all Jobber-Marketer retail locations. The approval and designation as an Approved Retail Site will be within Company's sole discretion and will be based on certain factors and upon certain criteria relative to the site, including but not limited to: current or proposed appearance; current or proposed Trade Identities to be used; location of underlying real estate; ownership status of underlying real estate; current or proposed mode of operation; current or proposed offer; current or projected volume; current or proposed hours of operation; current or proposed training capabilities; current or proposed improvements, facilities or equipment; enrollment or participation in the Company's "mystery" shop program; Company's then current image programs and standards (both operational and visual), as amended; or Company's then current or amended retail marketing strategies and development plans in the vicinity of the proposed location, or elsewhere. For purposes of emphasis and elaboration, but without limitation, Company will have the right to require gasoline dispensers to be covered by approved canopies and to be equipped with approved card readers. Company will also have the right to determine the appropriate geographic density and channel-of-trade mix for all retail locations identified and/or to be identified with Company's Trade Identities. It will be a further requirement that Jobber has used and/or is using its best efforts to develop, operate and/or supply its then currently Approved Retail Sites. Company's right of approval hereunder will also apply to those situations where Jobber desires to supply a retail location that is then currently identified with Company's Trade Identities but supplied by another branded jobber or other supplier of Company's Products. Company will retain, at all times, the right to determine or the right to approve which Trade Identities will be used or displayed, and the manner of their use or display, at an Approved Retail Site and the right to restrict the use or display of certain Trade Identities to certain Approved Retail Sites (or to certain locations at an Approved Retail Site).

(b) Site approval revoked. Company will have the right to revoke its prior approval identifying an Approved Retail Site if the site no longer conforms to or fails to conform to: the terms or conditions of this Contract and related agreements; the Company's then current image programs or standards (both operational and visual), as amended from time to time; the Company's then current retail marketing strategies and development plans, as amended from time to time; or to any relevant law or regulation. Company will also have the right to revoke its prior approval identifying an Approved Retail Site based upon, but not limited to, the factors and criteria set forth in paragraph 6(a) above. For purposes of emphasis and elaboration, but without limitation, Company will have the right to revoke its prior approval identifying an Approved Retail Site if - after 6

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months from Company's request - the site is not identified with approved Trade
Identities or the gasoline dispensers at the site are not covered by approved canopies or said dispensers are not equipped with approved card readers. If Company revokes its approval, Jobber will immediately cease using or displaying, or cause its Jobber-Marketer to cease using or displaying, Company's Trade Identities at that retail location. Company will also have the right, at any time and for any reason, to revoke its prior approval to use certain or all of its Trade Identities at certain or all Approved Retail Sites (or at certain locations at an Approved Retail Site) and, where applicable and in its sole discretion, to substitute any other Trade Identities in their place.

(c) Jobber's right to supply disapproved or revoked sites. Nothing in this Contract will prevent Jobber from supplying a disapproved retail location or a retail location at which Company's approval has been revoked provided that Jobber does not permit Company's Trade Identities to be displayed at that location.

(d) Discontinued use of Trade Identities at retail location. Company will have the right to cause any and all signage bearing Company's Trade Identities to be removed, or to cause Company's Trade Identities on said signage to be removed, covered or obliterated, from any disapproved retail location or from any retail location at which Company's approval has been revoked. If Jobber does not immediately cease using or displaying, or cause its Jobber-Marketer to cease using or displaying, certain or all of Company's Trade Identities after Company's request to do so, Company will have the irrevocable right to use any means necessary to remove, cover or obliterate the Trade Identities, including entering upon the relevant premise or filing a legal action, with Jobber's complete cooperation and at Jobber's expense. Jobber may be required to reimburse Company for all expenditures incurred in removing its Trade Identities hereunder.

(e) All Approved Retail Sites listed on Attachment A. In accordance with the terms of this Contract, all Approved Retail Sites that are operated and/or supplied by Jobber will be listed on Attachment A. Jobber will provide Company, among other things, with the complete address for each Approved Retail Site listed. All retail locations at which Company's approval has been revoked will be removed from Attachment A.

7.   Marketing Responsibility at Approved Retail Sites.
(a) Jobber to use best efforts to market at each Approved Retail Site. Jobber will use its best efforts to market, or cause to market, the Products covered by this Contract at each and every Approved Retail Site and within the trade area of each and every Approved Retail Site.

(b) Marketing within the trade area of an Approved Retail Site not exclusive. This Contract does not confer upon Jobber exclusive marketing rights and/or trademark rights within any trade areas. Company will, at all times and for any reason, maintain its sole and unlimited right to make other provisions for the marketing of its Products and services under any of its Trade Identities within the trade areas of Jobber's Approved Retail Sites, or elsewhere, including but not limited to: establishing its own directly-operated, contractor-operated, or commission marketer retail locations; establishing its own directly-supplied reseller/dealer retail locations; and/or approving retail locations to be operated or supplied by other jobbers.

8.   Payment Methods Including Credit Cards.

(a) Company's Payment Methods Program. Company may from time to time endorse and sponsor specific proprietary and third party payment methods including certain credit cards, charge cards, fleet cards, debit cards, pre-paid cards and the like (individually or collectively, "Payment Methods") for use at all specified retail locations selling Company's Products. Company will not be obligated to sponsor or participate in any specific Payment Methods program, or may withdraw its sponsorship of, or participation in, any such program at any time, or may condition any sponsorship or participation upon payment of service and equipment fees by Jobber. If Company does sponsor a Payment Methods program ("Payment Methods Program"), Jobber agrees that Company's proprietary Payment Methods and all third party Payment Methods specified by Company will be accepted at each payment point (including card-readers-in-dispensers, if present) at each of Jobber's Approved Retail Sites, including each payment point at each Jobber-Marketer Approved Retail Site. Jobber will strictly comply with the operating rules, terms and conditions of any Payment Methods Program that Company may sponsor, by and through any manuals, bulletins, or other forms of written or electronic communications, as issued and as amended from time to time. Company will have the right to charge back sales transaction amounts -- made by Jobber's customers or by customers of its Jobber-Marketers - for a period of 6 months from the date of a transaction. Jobber must maintain, or cause to maintain, a record of each transaction (including the actual draft generated at the time of sale) for a period of 6 months.

(b) Electronic point-of-sale equipment, software and firmware. Jobber will comply with Company's point-of-sale policies and guidelines, as amended from time to time, and will equip, or cause to equip, all of its Approved Retail Sites with electronic point-of-sale ("EPOS") equipment approved by Company for processing transactions on Company's Payment Methods network. All such Company-approved EPOS equipment will, at all times, be connected to Company's Payment Methods network and will be operated using Company's most current Payment Methods software and firmware. Jobber will install Company's most current software and firmware within 6 months of its release. Unless otherwise specified, no right, title or ownership interest in any software or firmware will be transferred to Jobber. Jobber acknowledges that the software and firmware and the specifications are proprietary products of Company or its vendors. Under no circumstances will Jobber reverse engineer, decompile, disassemble or otherwise attempt to derive the source code for the software or firmware or alter its intended functionality. Within 6 months of Company's request, Jobber will pay any and all additional or new costs or fees

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associated with the operation of the EPOS equipment, Including but not limited to costs associated with satellite connections, access and telecommunications and upgrading the EPOS equipment or related software or firmware.

9.   Additional Jobber Responsibilities.

(a) Bulk plants. Jobber will operate, where necessary, one or more bulk storage plants so as to efficiently perform its supply and distribution functions under this Contract.

(b) Transport and tank trucks. Jobber will operate or cause to operate, where necessary, a sufficient number of transport and/or tank trucks so as to efficiently perform its delivery functions under this Contract.

(c) Deliveries for Company. From time to time, Company may request that Jobber make deliveries, from Jobber's inventories of Products purchased under this Contract, to other Company customers. If Jobber elects to make any such deliveries. Company will pay Jobber a mutually agreed upon handling fee.

(d) Jobber Market Plans. As part of Company's Jobber Market Planning Process, as amended from time to time, Jobber will provide Company - at a minimum - with a 3-year jobber market plan, in a format provided by or acceptable to Company. Jobber will update its jobber market plan each year, also in a format provided by or acceptable to Company. If Jobber designates its jobber market plan as confidential, Company will not voluntarily disclose said information to anyone except to those Company employees and agents with a need to know.

(e) Emergency notification procedures. From time to time Company may provide Jobber with notification procedures to be utilized if and when emergency situations or other situations occur at any Approved Retail Site and/or if and when such situations directly or indirectly involve the Trade Identities being utilized by Jobber. For purposes of this Contract, reportable situations may include, but may not be limited to: death or serious injury; transport or tank truck accidents; Product spills or other incidents of significant environmental impact and other significant events as defined from time to time. Jobber agrees that it will comply with said procedures, if and when provided, and if and when a defined, reportable situation occurs.

(f) Communication with Company via the Internet. Within 6 months of Company's request, Jobber must be equipped with e-mail capability and access to the Internet so that Company may communicate and exchange information with Jobber via the Internet and via the Company's intranet, extranet and/or web pages.

(g) Customer inquiries and complaints. Jobber will develop a program designed to respond to and resolve customer inquiries or complaints within no less than 10 business days of receipt. This program will apply to inquiries and complaints regarding an Approved Retail Site, including its Jobber-Marketer Approved Retail Site, that are either received directly by Jobber or those referred to Jobber by Company.

(h) Mystery shop program. If Company sponsors or conducts a "mystery" shop audit program, Jobber will enroll and participate in such a program at each Approved Retail Site selected by Company. Jobber will promptly take corrective measures at each and every Approved Retail Site that scores below the target score established by Company for the marketing area that includes said Approved Retail Site. If Jobber desires to use its own "mystery" shop service, said vendor must: (1) be approved by Company in writing; (2) use Company's approved "mystery" shop forms; and (3) provide Company with audit results promptly, using said forms. Company reserves the right to withdraw its approval of any "mystery" shop service at any time and for any reason.

(i) Branded lubricants and motor oils. Jobber will use its best efforts to offer for sale Representative Amounts of certain and specifically designated lubricants and motor oils (including certain and specifically designated Castrol(R) branded and BP Visco Select(R) branded lubricants and motor oils) at each of its Approved Retail Sites, including its Jobber-Marketer Approved Retail Sites.

10.  Jobber as Independent Business/Sale of Competitive Products.

(a) Independent business. Company and Jobber are and will remain separate and Independent businesses. None of the provisions of this Contract are intended to provide a party hereto with any management direction or control over the other party's business, business operations or employees. Jobber has no authority to act, or employ any person to act, as an agent for or on behalf of Company. Jobber will not place or allow the placement of any signage upon or near any premises owned, leased, operated or supplied by Jobber which might indicate that Company is the owner or operator of the business conducted upon said premises.

(b) Sale of competitive products. Subject to paragraph 5(h) above and all other applicable provisions of the Contract, nothing in this Contract will prevent Jobber from purchasing, supplying or reselling the products of Company's competitors. In the event that Jobber does purchase and resell competitive-brand products, it will comply with the applicable terms and conditions of this Contract and all applicable guidelines, policies, procedures, requirements, specifications and standards issued by Company, as amended from time to time, including any policies pertaining to the proper handling of non-Company motor fuels.

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11.  Jobber-Marketers.
(a) Acts and omissions of Jobber-Marketers Imputed to Jobber. Subject to paragraph 26 below, Jobber will inform those Jobber-Marketers permitted to use Company's Trade Identities of the specific terms and conditions of this Contract and all related agreements, including all attachments, schedules, appendices and amendments attached to and incorporated in those agreements which pertain to the use of Company's Trade Identities and related matters. In addition, Jobber will inform those Jobber-Marketers of the specific guidelines, policies, procedures, programs, promotions, requirements, specifications, standards (both operational and visual) and strategies periodically issued by Company, as amended from time to time, which pertain to the use of Company's Trade Identities and related matters. Notwithstanding the Jobber's best efforts to ensure its Jobber-Marketers' compliance, and regardless of any contractual relationship between Jobber and Its Jobber-Marketer, any act or omission by a Jobber-Marketer that, if committed or omitted by Jobber would place Jobber in violation of this Contract or related agreements, will be imputed to Jobber and will give Company the right, in its sole discretion, to take appropriate action against Jobber up to and including site approval revocation or termination of this Contract.

(b) Actions against Jobber-Marketers. Nothing in this Contract will prevent or preclude Company from exercising any legal or equitable rights against a Jobber-Marketer directly, separate and apart from any actions taken against Jobber.

12.  Right of First Offer and Right to Purchase.

(a) Company's Right of First Offer/Jobber's Company-Branded Assets. Jobber will not sell, lease or otherwise transfer - or allow the sale, lease or transfer - of any assets, or portions thereof, in its possession or control, or in the possession or control or its subsidiaries, affiliates or principals as the case may be, which are related to this Contract and which, at any time during the franchise relationship, have been identified with or by Company's Trade Identities including but not limited to Jobber-owned or leased: Approved Retail Sites; other retail locations, bulk plant and terminal facilities; transport and tank trucks; and all related real and personal property, contract rights, or good will ("Jobber's Company-Branded Assets") without first giving Company a right of first offer to purchase or otherwise acquire the assets in the manner described in paragraph 12(b) below ("Right of First Offer").

(b) Company's Right of First Offer/Information Jobber Must Provide. To satisfy its obligations under paragraph 12(a) above, Jobber will promptly submit to Company written notice and a term sheet ("Term Sheet") containing the following items:(i) the Jobber's Company-Branded Assets intended to be sold, conveyed or otherwise transferred; (ii) the amount and nature of consideration sought in the proposed transaction, along with all payment terms; and (iii) all other substantive and commercially reasonable terms intended to be included in the proposed transaction.

(c) Company's Right of First Offer/60 Days to Exercise. Upon Jobber's submission of a Term Sheet, and any additional information, facts or data requested by Company to evaluate the Right of First Offer, Company will thereafter have 60 days within which to exercise its Right of First Offer, by written notice. If Company exercises its Right of First Offer, the applicable parties will have an additional 30 days to develop and execute a contract for the sale, conveyance or transfer of the Jobber's Company-Branded Assets in question ("Purchase and Sale Agreement"). Closing will be held at a time and place agreeable to Company and Jobber, but no later than 60 days after a Purchase and Sale Agreement has been signed by the parties.

(d) Company's Right of First Offer/Right to Sell If Company Doesn't Exercise. If Company does not exercise its Right of First Offer, Jobber will have the right within a period of 90 days thereafter to execute, or cause to execute, an agreement to sell, convey or otherwise transfer the Jobber's Company-Branded Assets in question to any third party, but only upon terms substantially and commercially identical to those set forth in the Term Sheet. It is specifically agreed that a reduction of up to and including 5% of the consideration set forth in the Term Sheet is a substantially and commercially identical similar term.

(e) Exception to Company's Right of First Offer. Notwithstanding paragraph 12(a) above, Jobber will be permitted to sell, lease or otherwise transfer, or cause to sell, lease or transfer, Jobber's Company-Branded Assets to: (i) a spouse, child, son-in-law, daughter-in-law, parent, brother or sister ("Immediate Family Member"), if Jobber is a sole proprietorship; (ii) an Immediate Family Member of a partner's immediate family or of a member's immediate family, if Jobber is a partnership or limited liability company ("LLC"), respectively; (mil) an Immediate Family Member of a stockholder's immediate family, if Jobber is a corporation; or (iv) a fellow partner, fellow member or fellow shareholder("Fellow Stakeholder"), if Jobber is a partnership, LLC or corporation, respectively, without providing Company with a Right of First Offer; provided, however, that each Immediate Family Member or Fellow Stakeholder who receives assets hereunder, is at least 21 years of age with at least one year of active management experience in Jobber's business and, provided further, that no agreement executed in accordance with this paragraph 12(e) will operate as a mere means or device to transfer control or ownership of Jobber's Company-Branded Assets to someone other than an Immediate Family Member or Fellow Stakeholder without providing Company with its Right of First Offer. Regardless of the exception allowed in this paragraph 12(e), Jobber will promptly provide Company with written notice as required under paragraph 12(b) above.

(f) Company's Right to Purchase/Sale of Jobbership/Change of Control. Any intended sale, conveyance, alienation, transfer, merger or other intended change of legal or beneficial interest that will result in a change in control of Jobber's corporation, partnership, LLC, sole proprietorship or other entity, whichever the case may be, at any time during the franchise relationship, either voluntarily or involuntarily, by operation of law, by merger or by or through any other type of proceedings, will trigger Company's right to purchase the entirety of Jobber's Company-Branded Assets for a cash price equal to the fair market value of those assets ("Right to Purchase"), as determined by the average of three independent appraisals made pursuant to paragraph 12(g) below, and will be considered a request to assign or transfer the Contract.

(g) Company's Right to Purchase/Information Jobber must provide/Company's election to appraise. Pursuant to paragraph 12(f) above, Jobber will promptly provide Company with written notice of an intended change in control. Jobber will also promptly submit to Company complete and fully executed copies of all contract documents that evidence the intended transaction and corresponding change in control, and any information, facts and data requested by Company to evaluate the bona fide nature of said transaction and to evaluate Jobber's request to assign or transfer the Contract. After receiving all requested information, Company will thereafter have 90 days within which to appraise Jobber's Company-Branded Assets and exercise its Right to Purchase (the "90-Day Exercise "Period"), by written notice to Jobber. If Company elects to appraise, the process must be initiated in writing within the first 30 days of the 90-Day Exercise Period. The process will consist of three independent Appraisal Institute MAI-certified ("MAI") appraisers -- one chosen by Company within the first 30 days of the 90Day Exercise period, one chosen by Jobber within the first 40 days of the 90-Day Exercise Period and one chosen by the other two MAI appraisers within the first-50 days of the 90 Day-Exercise Period. Each appraiser will appraise the entirety of Jobber's Company-Branded Assets and provide their respective appraisals within the first 70 days of the 90-Day Exercise Period. Each appraiser will provide Company with a written appraisal and the average of these appraisals will be the price Company would pay, should Company decide to exercise its Right to Purchase. Jobber will cooperate fully and completely with Company by promptly naming an appraiser and by providing any information, facts and data required by Company and/or the appraisers to evaluate and appraise Jobber's Company-Branded Assets. Company and Jobber will each pay for their own appraiser and will each pay one-half of the third appraiser's fee. Closing will be in accordance with paragraph 12(c) above.

(h) Exception to Company's Right to Purchase. Notwithstanding paragraph 12(f) above, Jobber will be permitted to effect a sale, conveyance, alienation, transfer, merger or other change of legal or beneficial interest resulting in a change in control of Jobber's corporation, partnership, LLC, sole proprietorship or other entity, whichever the case may be, to an Immediate Family Member or Fellow Stakeholder, without triggering Company's Right to Purchase; provided, however, that the Immediate Family Member or Fellow Stakeholder is at least 21 years of age with at least one year of active management experience in Jobber's business and, provided further, that no transaction executed in accordance with this paragraph 12(h) will operate as a mere means or device to transfer control or ownership of Jobber's Company-Branded Assets to someone other than an Immediate Family Member or Fellow Stakeholder without providing Company with its Right to Purchase. Regardless of the exception allowed in this paragraph 12(h), Jobber will promptly provide Company with written notice as required under paragraph 12(g) above.

(i) Company's right to verify ownership Interest. From time to time, Company may request and Jobber will provide a confirmation of all shareholder interest (legal and beneficial), partnership interest, membership interest, or other type of ownership interest, whichever the case may be, on a form acceptable to and/or provided by Company. Such confirmation will include the names of all shareholders, partners, members, or owners, whichever the case may be.

(j) Status of Contract after sale of Jobber's Company-Branded Assets or after change of company control. In the event of any sale, lease or transfer of Jobber's Company-Branded Assets hereunder, this Contract will continue in full force and effect unless terminated by Company, upon written notice, or unless assigned or transferred by Jobber, upon Company's written consent. Subject to paragraph 13 below, Company's decision not to exercise its Right of First Offer in accordance with this paragraph 12 will not prevent Company from withholding its consent to assign this Contract to any third-party acquirer including any Immediate Family Member or Fellow Stakeholder. In addition, and also subject to paragraph 13 below, Company's decision not to exercise Its Right to Purchase in accordance with this paragraph 12 will not prevent Company from withholding its consent to assign or transfer this Contract to any third-party acquirer and/or newly formed entity, including any acquirer or entity that is managed by or on behalf of any Immediate Family Member or Fellow Stakeholder.

(k) Company may assign Its Right of First Offer and/or its Right to Purchase. Company will have the right to assign its Right of First Offer or its Right to Purchase to one or more third-party purchasers of its choosing.

13.  Assignment.
(a) Jobber's prior written request and Company's written consent required. Jobber acknowledges and understands that the current ownership and control of Jobber is a material element in Company's willingness to enter into this Contract. Jobber, therefore, agrees that it will not assign or transfer its interest in this Contract, or any franchise relationship attendant thereto, without a prior written request and without Company's corresponding written consent; provided, however, that Company will not unreasonably withhold its consent, and provided further, that Company will consent to Jobber's request to assign or transfer this Contract to an Immediate Family Member or Fellow Stakeholder designated by Jobber if said Immediate Family Member or Fellow Stakeholder meets all of Company's then current qualifications for new jobbers, including but not limited to, those qualifications related to financial responsibility, creditworthiness, physical and mental fitness, moral character and business experience.

(b) Company may withhold consent. In giving its consent to any assignment, whether voluntarily or by operation of law, Company may, at its election, condition its consent upon: (1) the agreement of the proposed assignee or transferee to enter into a trial franchise; (2) the agreement of the Jobber to simultaneously enter into a mutual cancellation of this Contract and related agreements; and (3) the satisfaction of all indebtedness owed by Jobber to Company. In addition, nothing stated in this paragraph 13 or elsewhere will limit Company's right to impose other or additional conditions on its consent or limit Company's right to withhold its consent for any reason, including but not limited to, a decision by Company to limit or reduce the number of jobbers in a geographic area.

(c) Effect of assignment without Company's consent. Jobber agrees and acknowledges that any attempted or purported assignment or transfer of this Contract without Company's knowledge and/or Company's prior written consent may result in the termination of this Contract and the non-renewal of any franchise relationship.

(d) Company may assign. Company may assign this Contract to a subsidiary, affiliate or successor of Company or to a third party.

14.  Indemnity.
Jobber agrees to indemnify, defend and hold Company, including but not limited to Company's parents, subsidiaries, affiliates and all officers, directors, shareholders, employees and agents of Company, its parents, subsidiaries and affiliates, harmless from and against all losses, suits, claims, damages (consequential or otherwise), demands, causes of action, liabilities, fines, penalties, costs or expenses (including reasonable attorney's fees and other costs of defense) of whatever kind and nature, directly or indirectly arising in whole or in part out of: (a) any default or breach by Jobber of any obligation contained in this Contract or any other agreement with Company; (b) the receipt, shipment, delivery, storage, handling, use, sale, dispensing, labeling, invoicing, advertising or promoting of the Products by Jobber or its Jobber-Marketers; (c) any act of commission or omission at an Approved Retail Site; (d) the use of any Company property (real or personal) by Jobber or its Jobber-Marketer; (e) any allegation of agency or other alleged legal relationship by which Company Is being held or might be held responsible for the acts or omissions of Jobber or its Jobber-Marketers; (f) the use of Company's Trade Identities by Jobber or its Jobber-Marketers, including the use of said Trade Identities on signage and in the advertising or promoting of Products sold or services rendered by Jobber or its Jobber-Marketers; (g) the violation of any federal, state or local law, rule, regulation, court order or government directive by Jobber, Its Jobber-Marketers, or any other customers of Jobber or customers of its Jobber-Marketers; (h) all taxes incurred and owed by Jobber or its Jobber-Marketers of whatever kind and nature; (i) the revocation of any prior approval to use or display, or the loss of any right to use or display, any or all of Company's Trade Identities; 0) Jobber's termination of any franchise or non-renewal of any franchise relationship with its Jobber-Marketer(s); (k) or any other act or omission of Jobber, its Jobber-Marketers, any other customers of Jobber, or any of Jobber's - or a Jobber-Marketer's -- agents, employees, contractors, invitees, licensees, or business associates, except such as may be due to the negligence of Company. Notwithstanding the above, Jobber agrees that the defense obligation included in this paragraph 14 will be immediate and ongoing, regardless of any ultimate allocation of negligence or other form of liability.

15.  Insurance.
(a) Types of coverage required. Jobber will purchase and maintain at all times Insurance covering all business operations related to this Contract. Specifically, Jobber will obtain and maintain, at its sole cost and expense, insurance coverage through an insurer, and in a form acceptable to Company, as follows: (1) Commercial general liability insurance of not less than $2,000,000 per occurrence, including coverage for contractual liability, bodily injury, property damage, fire liability, premises and operations liability, products completed operations hazard liability, independent contractor's liability, garage keeper's liability, medical expense liability, liquor liability and personal and advertising injury; (2) Worker's compensation, as required by law, and employer's liability insurance of not less than $2,000,000 for each accident and disease; (3) Business automobile liability insurance, including coverage on all vehicles owned, hired or used in the performance of this Contract, of not less than $2,000,000 per occurrence. Jobber may comply with the stated coverage amounts using alternative methods, excluding self -insurance, but including the use of umbrella coverage.

(b) Requirements for each type of coverage. All insurance policies required under this Contract will: (1) name the Company as an additional insured, except Worker's compensation insurance; (2) include an endorsement containing an express waiver of any right of subrogation or other recovery, by Jobber or any insurance company, against Company; (3) include an endorsement stipulating that Jobber's insurance policies are primary to, not contributory with and not excess to any other policies or self-insurance; (4) provide that no policy will be materially changed, amended or canceled except after 30 days' written notice to Company; and (5) provide that Jobber will be solely responsible for the payment of any premium or assessment, with no recourse against Company.

(c) Proof of coverage required. Each time Jobber renews the insurance coverage required under this Contract, but no less than annually, and at any time requested by Company, Jobber will provide such proof of coverage as Company determines is necessary for verification purposes including, but not limited to certificates of insurance or copies of the policies themselves. If Jobber fails to provide acceptable proof of insurance, as determined by Company, then Company may, at its option and in addition to all other remedies available to it under this Contract or at law, after 10 days notice to Jobber, obtain coverage to protect Company's interests only and charge the cost of such coverage to Jobber.

(d) Environmental coverage. If required by any applicable law, Jobber must obtain environmental impairment coverage in the amount and of the type required by such law.

(e) Indemnity not limited by insurance. The existence or non-existence of any insurance as required by this Contract will not limit the Jobber's indemnity or other obligations under this Contract.

16.  Termination and Non-Renewal.
(a) Company's breach. Jobber may terminate this Contract if Company fails to comply with any material provision of this Contract, upon 90 days prior written notice of such a failure; provided, however, that Jobber will provide Company with a reasonable opportunity to exert good faith efforts to carry out such provision.

(b) Jobber's breach/PMPA. Company may terminate this Contract and non-renew any franchise relationship in accordance with Title I of the Petroleum Marketing Practices Act, 15 U.S.C. 2801 et seq., as amended ("PMPA"), and/or other applicable federal, state and/or local laws of the same nature and effect. Company expressly reserves all of its rights under the PMPA and Jobber acknowledges and agrees that no omission by Company of any specific reference to any specific PMPA right will constitute a waiver of that right. In addition, Jobber agrees and acknowledges that Company's rights and remedies under the PMPA will be without prejudice to all other rights and remedies available to Company at law or in equity.

(c) Procedures for termination and non-renewal by Company. If Jobber fails to comply with any of the terms and conditions of this Contract and/or related agreements, including all attachments, schedules, appendices, and amendments attached to and incorporated in those agreements, or if any other ground for termination and/or non-renewal arises, Company may, at its election, terminate this Contract and/or non-renew any franchise relationship upon 90 days written notice (or upon less than 90 days notice as may be reasonable under a particular circumstance). In the case of a market withdrawal, as defined in the PMPA, Company may terminate this Contract and/or non-renew any franchise relationship upon 180 days written notice.

(d) Physical or mental incapacity and death. For purposes of emphasis and elaboration, but without limitation, it is acknowledged and agreed by and between Company and Jobber that the following will constitute grounds for termination of this Contract and non-renewal of any franchise relationship: death or continuous, severe physical or mental disability of at least 3 months duration of: (1) the owner of the business, if Jobber is a sole proprietorship; or (2) one of the partners, if Jobber Is a partnership; or (3) one of the members, if Jobber is an LLC; or (4) the beneficial owner(s) of a majority of Jobber's voting stock, if Jobber is a corporation, unless the death or other incapacity of said beneficial owner(s) results in the contemporaneous transfer of a majority of said voting stock to an Immediate Family Member or Members, or to a Fellow Stakeholder or Stakeholders who is/are at least 21 years of age with at least 1 year of active management experience in the Jobber's business.

(e) Failure to purchase minimum quantities of Products pursuant to Attachment A-1. Jobber's failure to purchase the applicable, annual minimum volume set forth in Attachment A-1, will constitute grounds for termination of this Contract and nonrenewal of any franchise relationship.

(f) Underlifting product. Jobber's failure to purchase the applicable, annual Attachment A purchase requirement over any 12-month continuous period during the Contract term, or any pro rata portion thereof, will constitute grounds for termination of this Contract and nonrenewal of any franchise relationship.

(g) Early termination. Jobber may terminate this Contract prior to the end of its stated term by paying Company an early termination sum ("Early Termination Sum") that is calculated by adding the following 3 elements: (1) all financial obligations under Jobber's accounts, aggregated and accrued up to and including the termination date; (2) the aggregated and unamortized portion of any and all loans and advances made, and incentive and re-image funds provided to, Jobber; and (3) an amount established by Company, in its sole discretion, determined by multiplying the then current Attachment A annual purchase commitment (as extrapolated from the termination date up to and including the date the Contract would have expired under paragraph 1 above) by either: (1) a per gallon formula comprised of the most recent 3 year average Jobber Buying Price (weighted by grade) from Jobber's Designated Terminals, minus the most recent 3 year average Platt's spot price (weighted by grade), plus the then current cost of primary transportation to Jobber's Designated Terminals, minus 1 cent per gallon; or by
(ii) 2 cents per gallon, whichever is higher. Jobber agrees that Company's losses arising out of Jobber's early termination of the Contract would not be readily ascertainable and that the Early Termination Sum, as developed above, would represent a reasonable approximation of Company's losses in the event of such early termination. Jobber also agrees that Company's rights and remedies under the various provisions of this paragraph 16 will be without prejudice to all other rights and remedies available to Company in this Contract or at law or in equity, including but not limited to the right to actual, consequential damages caused by and/or related to Jobber's breach of this Contract or any provision therein.

(h) Company's equitable remedies. Jobber agrees that money damages may not be a sufficient remedy for its breach of this Contract and that, therefore, in addition to all remedies available at law, Company will be entitled to specific performance, injunctive relief, declaratory judgment and/or other equitable remedies, as appropriate. Jobber agrees to waive any requirement for the posting of any bond in connection with Company's effort to seek an equitable remedy.

17.  Deliveries.

(a) Company's right to limit delivery quantities. Unless otherwise specified in the attachments, schedules, appendices or amendments to this Contract, deliveries of each Product hereunder will be in equal and ratable quantities, subject to weekly or daily pro rating or any seasonal adjustments. Company will not be obligated to deliver to Jobber in any given month more than an amount equal to 1112 of the respective 12-month quantity for each such Product as set forth in the then current Attachment A. Should Jobber at any time or for any month order in quantities less than its pro rated monthly amount, Company will not be obligated to deliver the deficiency at any time. Should Jobber at any time or for any month require more than said pro rated amount, Company will have the right, at its option, to supply such excess requirement, but If Company supplies same it will not be obligated to do so again in the future.

(b) Company's right to specify minimum delivery quantities. Company will have the right to specify minimum delivery quantities and either refuse to make deliveries in quantities less than such minimums or, at Company's option, to charge extra for making such deliveries.

(c) Changes in and at Jobber's Designated Terminals. Company will have the right, at any time, to change Jobber's Designated Terminals and/or to limit the quantity of Products that Company will make available to Jobber at any of said terminals by pro rating the annual quantities on a monthly, weekly or daily basis. Company will also have the right to determine and designate the percentage of Jobber's Attachment A quantities that Company will make available to Jobber at Jobber's Designated Terminals.

(d) Returned vapors. Any petroleum product vapors that are redelivered to Company's terminals or other delivery points from Jobber's transport equipment in connection with the operation of any vapor recovery equipment or system, will become the property of Company without any accounting therefor by Company to Jobber.

18. Determination of Quantities. The quantities of Products sold hereunder will be determined on the basis of the temperature thereof at 60DEG. F in accordance with "Table No. 6B of API Standard 2540, Manual of Petroleum Measurement Standards, Chapter 11.1--Volume Correction Factors--Volume II" (or any API/ASTM reissue or replacement thereof in effect at the time of measurement), or at Company's option, on the basis of gross volume, as established by Company for Jobber's class of trade in the applicable geographic area, or as otherwise required by law.

19. Demurrage. Jobber will pay any and all demurrage accruing on any barges, tank cars, transport and/or tank trucks or other means of transportation at the prevailing rates therefor, at the time of the particular delay. Jobber will also pay to Company a tank car and/or truck transport rental at Company's then prevailing rates for each chargeable demurrage day.

20.  Rejection of Products and Notice of Breach.
(a) Rejection must occur within 46 hours of receipt. Jobber will have 48 hours after its receipt of the Products sold under the Contract to inspect and either accept or reject said Products.

(b) Required procedures if Products rejected. If Jobber intends to reject, it must do so in writing within the 48 hour inspection period and Company must receive said notice within 5 business days of Jobber's receipt of the Products in question. If Jobber fails to timely reject or fails to specify a claimed shortage, defect or nonconformity, said failure will constitute an irrevocable acceptance of the Products in question and/or a waiver of the alleged shortage, defect or nonconformity.

(c) Required procedures if breach discovered after acceptance. In the event that the Products are accepted pursuant to the terms of this paragraph 20, Jobber agrees to notify Company in writing of any subsequently discovered breach of warranty which could not have reasonably been discovered by careful inspection at the time of delivery. Such notice will be given within 7 days after discovery of the breach and must specify the facts constituting the alleged breach. Failure to give such notice will be deemed conclusive evidence that Jobber has no valid claim for breach of warranty.

21.  Express Warranties, Disclaimers and Damage Limits.

(a) Company warranties. Company warrants that the Products sold to Jobber under this Contract will meet Company's then current specifications for the respective Product and that said Product will be in merchantable condition.

(b) NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ARE MADE.

(c) Right to damages limited. Under no circumstances will Company be liable for incidental, special, punitive or consequential damages whether under warranty, tort, contract, strict liability or otherwise.

22.  Force Majeure and Allocation.
(a) Force majeure. Company will be excused from delay or nonperformance in the event of a refinery turnaround, whether partial or complete, or if it is otherwise unable to meet the demand for its Products at Company's normal and usual distribution points for supplying Jobber (regardless of whether or not Company may have diverted certain supplies from such distribution points in order to alleviate shortages at other distribution points), or in the event of failure or delay in delivery due to exhaustion, reduction or unavailability of Product, or an element, item or component necessary in the manufacture, production, or delivery of such Product. Either party will be excused from delay or nonperformance in the event of any condition whatsoever beyond said party's reasonable control, including without limitation: unavailability, failure, or delay of transportation; "Acts of God"; labor difficulties; explosions; storms; breakdown of machinery or equipment; fire; riots; war conditions in this or any other country; and compliance with any law or governmental order, regulation, recommendation, request or allocation program (whether voluntary or Involuntary) affecting directly or Indirectly said party's ability to perform hereunder.

(b) Allocation. In the event of any of the contingencies or conditions referred to in paragraph 22(a) above, Company will have the right to curtail deliveries or allocate its supply of Product for sale among its customers in any manner that it deems to be fair and reasonable under the circumstances, and will not be obligated to obtain or purchase other supplies of Product or in any way make up for any Product not delivered. Jobber will not hold Company responsible in any manner for any losses or damages which Jobber may claim as a result of any such curtailment or allocation by Company.

23. Discontinuance of Products or services. Company may at any time and for any reason: (a) discontinue the production or sale of any Product covered hereby; (b) change the specifications or grade of any such Product; (c) replace any such Product with another Product; (d) change or withdraw the Trade Identities applicable to any such Product; (e) change or withdraw services, equipment or facilities offered in connection with any such Product, including but not limited to Payment Methods services or privileges; and/or (f) withdraw from marketing any such Product in the trade area encompassing any Approved Retail Site and/or in which Jobber's bulk plants or any of Jobber's Designated Terminals are located. Company will not be liable to Jobber by reason of any such discontinuance, replacement, change or withdrawal.

24.  Compliance with Laws.
(a) Compliance with laws generally. Jobber will comply, and require its Jobber-Marketers and other customers to comply, with any and all applicable laws and regulations of any and all governmental authorities regarding the receipt, shipment, delivery, storage, handling, use, sale, dispensing, measuring, calibrating, labeling, invoicing, advertising and/or promoting of the Products purchased under this Contract.

(b) Compliance with environmental laws. Without limiting the foregoing, Jobber will comply, and require its Jobber-Marketers and other customers to comply, with any and all applicable laws and regulations promulgated by any and all governmental occupational, health and safety agencies and/or environmental protection agencies, including but not limited to: (1) the following federal Clean Air Act regulations and any corresponding state counterparts, as amended from time to time: (i) 40 CFR. Part 80, Subpart D, regarding reformulated gasoline; (ii) 40 CFR. Part 80, Subpart C, regarding oxygenated gasoline; (iii) 40 CFR. Part 80, Subpart B (specifically 40 C.F.R. sections 80.27 and 80.28), regarding gasoline volatility; (iv) 40 CFR. Part 80, Subpart B (specifically 40 C.F.R. sections 80.29 and 80.30), regarding sulfur content in diesel fuel; and
(v) 40 C. F.R. Part 80, Subpart G, regarding deposit control additives in gasoline; (2) the Resource Conservation and Recovery Act, as amended, 42 USC
Section 6901 et seq.; (3) the Clean Water Act, as amended, 33 USC Section 1251 et seq.; and (4) the Safe Drinking Water Act, as amended, 42 USC Section 300f et seq.

(c) Compliance with weights and measures laws. Without limiting the foregoing, Jobber will comply, and require its Jobber-Marketers and other customers to comply, with any and all applicable weights and measures laws and regulations promulgated by any and all governmental authorities. In addition, Jobber will develop and maintain a program designed to assure and monitor compliance with any and all applicable weights and measures laws and regulations for each of its Approved Retail Sites, including its Jobber-Marketer Approved Retail Sites.

(d) Company's right to monitor compliance. As part of Company's compliance programs, Jobber acknowledges and agrees that Company will have the right to enter upon any premises, including any Approved Retail Site, in or upon which any records necessary to demonstrate Jobber's compliance with the obligations referred to in paragraphs 24(a), 24(b) and 24(c) above are kept. Jobber also grants to Company the right to obtain and/or copy any records, inspect any equipment and sample any Products covered by this Contract.

25. Taxes. Jobber will pay, or will reimburse Company for Company's payment of, any tax, inspection or environmental fee, duty, tariff or other like charge (including penalty and interest, if any) imposed, levied, or assessed by federal, state, local, Native American, or foreign authority upon the Products or transactions covered by this Contract, or upon the import, manufacture, storage, sale, use, transportation, delivery, or export of the Products covered by this Contract, or upon the privilege of doing any of these activities, whether imposed on or measured by the volume, price, or proceeds of sale of the Products covered by this Contract.

26. Confidentiality. Jobber acknowledges and agrees that the guidelines, manuals, methods, policies, procedures, programs, software, specifications, standards (both operational and visual), strategies and all related information provided by, or on behalf of, Company are proprietary and confidential (individually and collectively, "Confidential Information"). Accordingly, Jobber will not disclose any Confidential Information to third parties or use It for any purpose not authorized by Company, unless otherwise required by law. In addition, Jobber may only disclose Confidential Information to its employees and its Jobber-Marketers on a 'need to know' basis and only then if Jobber, its employees and its Jobber-Marketers undertake to keep said disclosures confidential.

27. Notices. All notices given under this Contract will be deemed properly served if delivered in writing personally or sent by certified mail (return receipt requested) to Company or Jobber at the addresses indicated in the introduction to this Contract. The date of notice will be the date deposited in the U.S. mail or, if delivered personally, the date of delivery. Any change of address of a party will be communicated to the other party by written notice in accordance with the terms of this paragraph 27.

28. Entire Agreement. This Contract cancels and supersedes all prior written and unwritten agreements, attachments, schedules, appendices, amendments and understandings between the parties pertaining to the matters covered in this Contract, except any indebtedness owed to Company, and contains the entire agreement between the parties. No representations or statements, other than those expressly set forth in this Contract were relied upon by the parties in entering into this Contract. No amendment, modification or waiver of, addition to, or deletion from the terms of this Contract will be effective unless reduced to writing and signed by Jobber and a Company representative with actual authority to bind the Company, including a regional marketing vice president ("RVP"), or successor position, or other authorized Company representative with equal or superior authority.

29. Severability. In the event one or more paragraphs of this Contract, or portions of any paragraph, are declared or adjudged invalid or void by a court of competent jurisdiction, the remaining paragraphs of this Contract, or remaining portions of any paragraph, will remain in full force and affect. Company may, in the alternative and at its sole discretion, cancel this Contract with due notice to Jobber.

30. No Waiver. No course of dealing and no failure to act on any incident of breach under this Contract will be construed against Company as a waiver of its right to act in the future. The waiver of any breach of any term or condition in this Contract will not be construed as a waiver of any subsequent breach of the same or any other term or condition. Any failure by Company to enforce its rights or to seek remedies for any breach of this Contract will not prejudice its rights or available remedies for any subsequent breach by Jobber.

31. Paragraph Titles. The titles and subtitles of paragraphs in this Contract are for reference and identification purposes only. They are not intended to modify, restrict or expand upon the content of the paragraphs themselves.

32. Capitalized Terms/Definitions. Capitalized terms in the Contract will be defined and have the meanings as set forth herein.

33. Execution. This Contract will not be binding upon Company unless and until it is signed by Jobber and a Company representative with actual authority to bind the Company, including an RVP, or successor position, or other authorized Company representative, and a fully executed copy is returned to Jobber. The signatures of authorized individuals from both Amoco Oil Company and BP Exploration & Oil, Inc. will be required to bind both companies.

In Witness Whereof, the parties hereto have executed this Contract on the date stated.

                                            Jobber:  THE PANTRY, INC.


                                            By:      /s/ Steven J. Ferreira
                                               ---------------------------------
                                                       Steven J. Ferreira
                                                      Senior Vice President



                                            BP Products North America Inc.


                                            By:
                                               ---------------------------------
                                                     Regional Vice President

                                                         Attachment A-1 to
                                                         Branded Jobber
                                                         Contract (Retail)

                                                         Annual Minimum Volumes
                                                         BJC(R)-A1 (10-2001)

This attachment A-1 ("Attachment A-1") is executed simultaneously with and hereby made a part of the current branded jobber contract ("Contract") dated February 1, 2003 by and between BP Products North America Inc. (hereinafter referred to as "Company"), and THE PANTRY, INC. ("Jobber").
(State exact legal name of Jobber)

Now, Therefore, Company and Jobber, intending to be legally bound, agree to the following:

1. Annual Minimum Volume Requirement. In addition to the terms and conditions contained in the Contract pertaining to Jobber's obligation to purchase the branded Products (as defined in the Contract), including but not limited those obligations contained in Attachment A to the Contract, Jobber will be required to purchase a minimum of: * gallons of branded gasoline Products during the first, continuous 12-month period of the Contract: * gallons of branded gasoline Products during the second, continuous 12-month period of the Contract; and * gallons of branded gasoline Products during the third, continuous 12-month period of the Contract term.

2. Annual Minimum Volume Requirement (Trial Franchise). If the Contract is a trial franchise, in addition to the terms and conditions contained therein pertaining to Jobber's obligation to purchase certain quantities of branded Products, including but not limited those obligations contained in Attachment A to the Contract, Jobber will be required to purchase a minimum of * gallons of branded gasoline Products during the continuous 12-month term of said Contract.

3. Additional Terms. Company may, in its sole discretion, allow Jobber to satisfy the minimum volume requirement stated above by including Jobber's purchases of certain quantities of branded diesel Products. The minimum volume of branded gasoline Products required above and the quantities of branded diesel Products allowed to fulfill Jobber's minimum volume requirement may, in Company's sole discretion, vary by marketing business unit, region or area, and may be amended from time to time.

4. Grounds for Termination/Nonrenewal. Jobber's failure to purchase the above-stated annual minimum(s) is a ground for termination of the Contract and/or a ground for the non-renewal of Jobber's franchise relationship with Company.

5. Attachment Incorporated Into Contract. Company and Jobber ratify and affirm the terms and conditions of the Contract and acknowledge that this Attachment A-1 is incorporated within said Contract.

In Witness Whereof, the parties hereto have executed this Contract on the date stated.

                                            Jobber:  THE PANTRY, INC.


                                            By:      /s/ Steven J. Ferreira
                                               ---------------------------------
                                                       Steven J. Ferreira
                                                      Senior Vice President



                                            BP Products North America Inc.


                                            By:
                                               ---------------------------------
                                                    Regional Vice President


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                ATTACHMENT A TO BRANDED JOBBER CONTRACT (RETAIL)
  PRODUCTS, QUANTITIES, APPROVED RETAIL SITES AND JOBBER'S DESIGNATED TERMINALS

This Attachment A ("Attachment A") dated February 19, 2003 is made part of the current branded jobber contract ("Contract") dated 2/1/2003 by and between Amoco Oil Company, a Maryland corporation, or its successor, and/or, as the case may be, BP Exploration & Oil, Inc., an Ohio corporation, or its successor
(hereinafter referred to as "Company"), and The Pantry, Inc.         ("Jobber").
                                      ------------------------------
                                     (State exact legal name of Jobber)

Now, Therefore, Company and Jobber, intending to be legally bound, agree to the following:

1. This Attachment A supersedes all prior attachment A schedules. This Attachment A will cancel and supersede any and all prior attachment A schedules to the Contract.

2.   Products and Quantities.

(a) If this Contract is longer than one year. If this Contract has a term longer than one year, the branded Products (as defined in the Contract) and the quantities of those Products that Jobber will purchase are and will be set forth in the format below for continuous12-month periods beginning and effective on the first day of the Contract term and each anniversary thereof. These Products and quantities will be subject to changes at the end of each 12-month period, or at other times, with the submission to Jobber of a new attachment A. Jobber's continued purchase of the Products covered by this Contract will serve as its agreement to purchase the Products and quantities set forth in any amended or new Attachment A and to abide by all of the terms and conditions therein.

(b) One year Contract (Trial Franchise). If this Contract is a trial franchise with a term of one year, the Products and quantities of those Products that Jobber will purchase are set forth in this Attachment A for the continuous 12-month period beginning and effective on the first day of the Contract term and ending on the last day of said term.

3. Approved Retail Sites. Also set forth below, among other things, are and will be the Approved Retail Sites (as defined in .the Contract). Products purchased under the Contract will not be resold, under Company's Trade Identities (as defined under paragraph 5(a) of the Contract), from any location unless and until said location is set forth on Attachment A and/or unless and until said location has been approved pursuant to paragraph 6(a) of the Contract.

4. Jobber's Designated Terminals. Jobber's Designated Terminals (as defined in the Contract) will be as set forth below. Company will have the right, at any time, to change Jobber's Designated Terminals and/or to limit the quantity of Products that Company will make available to Jobber at any of said terminals by pro rating the annual quantities on a monthly, weekly or daily basis. Company will also have the right to determine and designate the percentage of Jobber's Attachment A quantities that Company will make available to Jobber at Jobber's Designated Terminals.

5. Grounds for Termination/Nonrenewal. Subject to paragraph 16(f) of the Contract, Jobber's failure to purchase the total quantities of Products set forth below for any continuous 12-month period, or any portion thereof, is a ground for termination of the Contract or a ground for nonrenewal of Jobber's franchise relationship with Company.

6. Submission of Attachment A not a new contract or renewal of franchise relationship. No language in this Attachment A or any successor attachment will be considered as a submission or offer of a new contract or as a commitment by Company that the franchise relationship will be renewed upon the expiration of the current Contract.

7. Attachment Incorporated Into Contract. Company and Jobber ratify and affirm the terms and conditions of the Contract and acknowledge that this Attachment is incorporated within said Contract.

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#    Approved        Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
           Retail                                                 Site  Type       Shop Designated         Kgals Kgals Kgals Gas
           Site Name                                              Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
County: Banks County, GA 5 Year Growth Rate: *%
AM 8018608 Pantry #4005
                Petro C    10200 Old Federal Rd    Carnesville    RLCS  J-Deal A   BP   Athens, GA (BP Y     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Hinds County, MS . 5 Year Growth Rate: *%
AM 8193260 Pantry #3428
             Metro         1302 N. State St        Jackson        RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8192593 Pantry #3422
             Metro         701 McDowell Rd.        Jackson        RLCS  J-Drct C   BP   Collins, MS (B N     *     *     *      *
AM 8192825 Pantry #3425
             Metro         3434 Terry Road         Jackson        RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8193484 Pantry #3430
             Metro         1157 Northside Dr       Jackson        RLCS  J-Drct B   BP   Collins, MS (B N     *     *     *      *
AM 8193591 Pantry #3431
             Metro         4201 Terry Rd           Jackson        RLCS  J-Drct C   BP   Collins, MS (B N     *     *     *      *
County Subtotals: (5 sites)                                                                                  *     *     *      *

County:  Madison County, MS . 5 Year Growth Rate:  *%
AM 8192718 Pantry #3424
             Metro         I-55 & Gluckstadt Rd    Gluckstadt     RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8193377 Pantry #3429
             Metro         1008 Hwy 51 North       Madison        RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8193930 Pantry #3435
             Metro         1963 Hwy. 43            Canton         RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8194045 Pantry #3436
             Metro         1442 W. Peace St.(Hwy   Canton         RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
County Subtotals: (4 sites)                                                                                  *     *     *      *

County:  Rankin County, MS . 5 Year Growth Rate:  *%
AM 8192379 Pantry #3420
             Metro         2605 Courthouse Cir     Jackson        RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8192486 Pantry #3421
             Metro         1691 W Government St    Brandon        RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8193716 Pantry #3433
             Metro         104 Grants Ferry Rd     Brandon        RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8193823 Pantry #3434
             Metro         320 W Government        Brandon        RLCS  J-Drct A   BP   Collins, MS (B N     *     *     *      *
AM 8194151 Pantry #3437
             Metro         3100 Hwy. 49 S          Florence       Tstop J-Drct A   BP   Collins, MS (B Y     *     *     *      *
County Subtotals: (5 sites)                                                                                  *     *     *      *

County:  Scott County, MS . 5 Year Growth Rate:  *%
AM 8192601 Pantry #3423
             Metro         1270 Hwy 35 S           Forest         RLCS  J-Drct C   BP   Meridian, MS ( N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Brunswick County, NC . 5 Year Growth Rate: *%
AM 7860083 Pantry #467     1130 N Howe St          Southport      RLCS  J-Drct B   None Wilmington, NC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Carteret County, NC . 5 Year Growth Rate:  *%
AM 7865454 Pantry #918
             Zip Mart      605 E Ft Macon          Atlantic Beach RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 7749005 Pantry #906     1501 Live Oak St        Beaufort       RLCS  J-Drct C   BP   Selma, NC (Cit N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *

County:  Catawba County, NC . 5 Year Growth Rate:  *%
AM 8016123 Pantry #3025
             Quick St      1612 Conover Blvd. East Conover        RLCS  J-Drct D   None Charlotte, NC  N     *     *     *      *
AM 5240866 Pantry #163     1608 2nd Ave Nw         Hickory        RLCS  J-Drct C   None Charlotte, NC  N     *     *     *      *
AM 5241534 Pantry #240     E 20TH St & Rankin Ave  Newton         RLCS  J-Drct C   None Charlotte, NC  N     *     *     *      *
AM 8016230 Pantry #3026
             Quick St      2442 W.N. Highway 10    Newton         RLCS  J-Drct C   None Charlotte, NC  N     *     *     *      *
AM 8015893 Pantry #3021
             Quick St      Hwy 16 & I-40           Conover        RLCS  J-Drct C   None Charlotte, NC  N     *     *     *      *
County Subtotals: (5 sites)                                                                                  *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#    Approved        Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
           Retail                                                 Site  Type       Shop Designated         Kgals Kgals Kgals Gas
           Site Name                                              Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
AM 8137853 Pantry #3297
             Wicker M      201 East 11/th/ St.
                                Hwy 6              Siler City     RLCS  J-Drct B   BP   Greensboro, NC N     *     *     *      *
AM 8137747 Pantry #3298
             Wicker M      196 Sanford Rd. Hwy 150 Pittsboro      RLCS  J-Drct A   BP   Greensboro, NC N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *

County:  Cumberland County, NC . 5 Year Growth Rate:  *%
AM 5717269 Pantry #478     1525 N Bragg Blvd       Spring Lake    RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Guilford County, NC . 5 Year Growth Rate:  *%
AM 7859101 Pantry #864     601 Gallimore Dairy - R High Point     RLCS  J-Drct A   BP   Greensboro, NC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Harnett County, NC . 5 Year Growth Rate:  *%
AM 4237194 Pantry #116     Old Us 421              Lillington     RLCS  J-Drct C   None Selma, NC (Cit N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Iredell County, NC . 5 Year Growth Rate:  *%
AM 8015901 Pantry #3023
             Quick St      598 N. Main Street      Mooresville    RLCS  J-Drct C   None Charlotte, NC  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Lee County, NC . 5 Year Growth Rate:  *%
AM 4236865 Pantry #104     809 Carthage St.        Sanford        RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8137630 Pantry #3300
             Wicker M      12457 Hwy 421 South     Broadway       RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 7859861 Pantry #438     1007 Spring Lane        Sanford        RLCS  J-Drct B   None Selma, NC (Cit N     *     *     *      *
AM 5896493 Pantry #366     812 S Horner Blvd       Sanford        RLCS  J-Drct B   None Selma, NC (Cit N     *     *     *      *
AM 4236659 Pantry #101     810 Hawkins Ave         Sanford        RLCS  J-Drct C   None Selma, NC (Cit N     *     *     *      *
AM 4753851 Pantry #258     3000 Jefferson Davis Hw Sanford        RLCS  J-Drct C   None Selma, NC (Cit N     *     *     *      *
AM 7860844 Pantry #219     1413 Broadway Rd        Sanford        RLCS  J-Drct C   None Selma, NC (Cit N     *     *     *      *
AM 4753745 Pantry #186     3014 S. Horner Blvd     Sanford        RLCS  J-Drct B   None Selma, NC (Cit N     *     *     *      *
AM 7860208 Pantry #355     429 Weatherspoon St     Sanford        RLCS  J-Drct B   None Selma, NC (Cit N     *     *     *      *
County Subtotals: (9 sites)                                                                                  *     *     *      *

County:  Lenoir County, NC . 5 Year Growth Rate:  *%
AM 8013453 Pantry #3076
             Zip Mart      700 East New Bern Road   Kinston       RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8016016 Pantry #3024
             Quick St      506 Southwest Blvd       Newton        RLCS  J-Drct C   None Charlotte, NC  N     *     *     *      *
AM 7753130 Pantry #933     107 S Wooten St          La Grange     RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
County Subtotals: (3 sites)                                                                                  *     *     *      *

County:  Moore County, NC . 5 Year Growth Rate:  *%
AM 8137523 Pantry #3301
             Wicker M      11495 Hwy 15-501 & 211   Aberdeen      RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Nash County, NC . 5 Year Growth Rate:  *%
AM 8017667 Pantry #4020
             Express       1627 Barnes St          Rocky Mount    RLCS  J-Drct C   None Selma, NC (Cit N     *     *     *      *
AM 8017881 Pantry #4022
             Harris F      923 Benvenue Rd         Rocky Mount    RLCS  J-Drct C   None Selma, NC (Cit N     *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#    Approved        Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
           Retail                                                 Site  Type       Shop Designated         Kgals Kgals Kgals Gas
           Site Name                                              Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
AM 8017345 Pantry #3117
             Zip Mart      3653 US Hwy 301 South   Shaprsburg     RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8017014 Pantry
             Express #3096 3601 Sunset Ave         Rocky Mount    RLCS  J-Drct A   BP   Selma, NC (Cit N     *     *     *      *
AM 7016909 Pantry #3090
             Zip mart      425 W. Thomas Street    Rocky Mount    RLCS  J-Drct C   None Selma, NC (Cit N     *     *     *      *
AM 8016891 Pantry #3087
             Zip Mart      1830 N. Wesleyan Blvd   Rocky Mount    RLCS  J-Drct A   BP   Selma, NC (Cit N     *     *     *      *
AM 8016784 Pantry #3084
             Zip Mart      900 Raleigh Road        Rocky Mount    RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8016560 Pantry #3078
             Zip Mart      Route 1 Box 161E        Battleboro     RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
County Subtotals: (8 sites)                                                                                  *     *     *      *

County:  Onslow County, NC . 5 Year Growth Rate:  *%
AM 7753023 Pantry #930
             Zip Mart      1731 Lejeune Blvd       Jacksonville   RLCS  J-Drct B   BP   Wilmington, NC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Orange County, NC . 5 Year Growth Rate:  *%
AM 7858764 Pantry #818     2015 Old Nc 86          Hillsborough   RLCS  J-Drct B   BP   Greensboro, NC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Pitt County, NC . 5 Year Growth Rate:  *%
AM 7859531 Pantry #893     211 Mill St             Winterville    RLCS  J-Drct C   BP   Selma, NC (Cit N     *     *     *      *
AM 8193153 Pantry #3419
             Kangaroo      2200 South Evans St.    Greenville     RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8016677 Pantry #3083
             Zip Mart      700 Memorial Drive      Greenville     RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8017121 Pantry #3099
             Zip Mart      1531 SE Greenville Blvd Greenville     RLCS  J-Drct A   BP   Selma, NC (Cit N     *     *     *      *
AM 7859093 Pantry #854     1207 Forrest Hills - Rd Greenville     RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 7858988 Pantry #826     4000 S Memorial Drive   Greenville     RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
County Subtotals: (6 sites)                                                                                  *     *     *      *

County: Randolph County, NC . 5 Year Growth Rate:  *%
AM 4238754 Pantry #150     127 E Swannanoa St      Liberty        RLCS  J-Drct C   None Greensboro, NC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Robeson County, NC . 5 Year Growth Rate:  *%
AM 8015786 Pantry #3018
             Quick St      504 West Saunders       Maxton         RLCS  J-Drct C   None Selma, NC (Cit N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Union County, NC . 5 Year Growth Rate:  *%
AM 8016347 Pantry #3044
             Quick St      Hwy 74 & Fairview       Indian Trail   RLCS  J-Drct B   BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Wake County, NC . 5 Year Growth Rate:  *%
AM 8137416 Pantry #3302
             Wicker M      1414 E. Williams St. Hw Apex           RLCS  J-Drct A   BP   Selma, NC      N     *     *     *      *
AM 8137309 Pantry #3303
             Wicker M      2506 South Saunders & I Raleigh        RLCS  J-Drct A   BP   Selma, NC      N     *     *     *      *
AM 8017238 Pantry #3100
             Zip Mart      6317 Creedmoor Road     Raleigh        RLCS  J-Drct A   BP   Selma, NC (Cit N     *     *     *      *
AM 7858871 Pantry #823     5900 Tryon Roadl        Cary           RLCS  J-Drct B   BP   Selma, NC      N     *     *     *      *
AM 7704695 Pantry #869     8500 Litchford Road     Raleigh        RLCS  J-Drct A   BP   Selma, NC      N     *     *     *      *
County Subtotals: (5 sites)                                                                                  *     *     *      *

County: Watauga County, NC . 5 Year Growth Rate:  *%
AM 5712328 Pantry #141     771 Blowing Rock Rd     Boone          RLCS  J-Drct C   BP   Charlotte, NC  N     *     *     *      *
AM 6051213 Pantry #147     1056 E. King Street     Boone          RLCS  J-Drct C   BP   Charlotte, NC  N     *     *     *      *
AM 6051320 Pantry #140     903 Old State Farm Road Boone          RLCS  J-Drct C   BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (3 sites)                                                                                  *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------

* Selected portions havebeen deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#    Approved        Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
           Retail                                                 Site  Type       Shop Designated         Kgals Kgals Kgals Gas
           Site Name                                              Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
County: Watauga County, NC . 5 Year Growth Rate:  *%
AM 7865678 Pantry #924
             Zip Mart      600 Spence Ave.         Goldsboro      RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 7852767 Pantry #928     453 Buck Swamp Rd       Goldsboro      RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8018715 Pantry #894     515 E. New Hope Road    Goldsboro      RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 7752918 Pantry #929     115 W Queen St          Grifton        RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 7752801 Pantry #927
             Zip Mart      901 W Grantham St       Goldsboro      RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8046831 Pantry #922     2101 Wayne Memorial Dri Goldsboro      RLCS  J-Drct A   BP   Selma, NC (Cit N     *     *     *      *
AM 7865561 Pantry #920
             Zip Mart      2606 N Williams St      Goldsboro      RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 8046724 Pantry #919
             Zip Mart      1601 East Ash Street    Goldsboro      RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
AM 7865785 Pantry #925     1814 N Berkley Blvd     Goldsboro      RLCS  J-Drct B   BP   Selma, NC (Cit N     *     *     *      *
County Subtotals: (9 sites)                                                                                  *     *     *      *

County: Aiken County, SC . 5 Year Growth Rate:  *%
AM 8126690 Pantry #3248
             Depot         318 Hampton Ave.        Aiken          RLCS  J-Drct A   BP   N August/Swee  N     *     *     *      *
AM 8126252 Pantry #3245
             Depot         349 Edgefield Rd.       Belvedere      RLCS  J-Drct A   BP   N August/Swee  N     *     *     *      *
AM 8126369 Pantry #3250
             Depot         702 Silver Bluff Rd.    Aiken          RLCS  J-Drct A   BP   N August/Swee  N     *     *     *      *
AM 8126476 Pantry #3251
             Depot         1176 Augusta Rd.        Bath           RLCS  J-Drct B   BP   N August/Swee  N     *     *     *      *
AM 8126583 Pantry #3257
             Depot         2981 Wiskey Rd.         Aiken          RLCS  J-Drct A   BP   N August/Swee  N     *     *     *      *
County Subtotals: (5 sites)                                                                                  *     *     *      *

County: Beaufort County, SC . 5 Year Growth Rate:  *%
AM 8017550 Pantry #855     6 Palmetto Bay Road     Hilton Head    RLCS  J-Drct A   BP   Savannah, GA ( N     *     *     *      *
AM 7749112 Pantry #907     845 Robert Smalls - Par Beaufort       RLCS  J-Drct B   BP   Savannah, GA ( N     *     *     *      *
AM 7821127 Pantry #277     71 Matthews Dr          Hilton Head Is RLCS  J-Drct C   None Savannah, GA ( N     *     *     *      *
AM 8176521 Pantry #3377
             Hilton H      1-B Regency Pkwy        Hilton Head    RLCS  J-Drct A   BP   Savannah, GA ( N     *     *     *      *
AM 8081846 Smokers Express
             #862          290 Robert Smalls Pkwy  Beaufort       RLCS  J-Drct B   BP   Savannah, GA ( N     *     *     *      *
AM 7822828 Pantry #787     1 Gumtree Rd            Hilton Head Is RLCS  J-Drct B   BP   Savannah, GA ( N     *     *     *      *
AM 7822489 Pantry #490     1000 Ribault St         Port Royal     RLCS  J-Drct B   BP   Savannah, GA ( N     *     *     *      *
AM 7839756 Pantry #917     1553 Fording Island - R Hilton Head Is RLCS  J-Drct A   BP   Savannah, GA ( N     *     *     *      *
County Subtotals: (8 sites)                                                                                  *     *     *      *

County: Berkeley County, SC . 5 Year Growth Rate:  *%
AM 7821341 Pantry #882     5154 N. Rhett Ave       Charleston     RLCS  J-Drct B   BP   Charleston, SC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Charleston County, SC . 5 Year Growth Rate:  *%
AM 7821334 Pantry #875     3689 Dorchester Rd      Charleston     RLCS  J-Drct B   BP   Charleston, SC N     *     *     *      *
AM 7821457 Pantry #878     10105 Hwy 17 N          Mcclellanville RLCS  J-Drct B   BP   Charleston, SC N     *     *     *      *
AM 8139719 Pantry #3359
             Quick St      1406 Savannah Hwy       Charleston     RLCS  J-Drct A   BP   Charleston, SC N     *     *     *      *
AM 8139594 Pantry #3356
             Quick St      897 Folly Rd            Charleston     RLCS  J-Drct A   BP   Charleston, SC N     *     *     *      *
AM 7859218 Pantry #873     1132 Hwy 17 N & Hwy 41  Mount Pleasant RLCS  J-Drct A   BP   Charleston, SC N     *     *     *      *
AM 8139370 Pantry #3354
             Quick St      5255 Rivers Ave         Charleston     RLCS  J-DrAt A   BP   Charleston, SC Y     *     *     *      *
AM 7821671 Pantry #884     2802 Maybank Hwy        Johns Island   RLCS  J-Drct B   BP   Charleston, SC N     *     *     *      *
AM 7822604 Smokers Express
             #886          4315 Savannah Hw        Charleston     RLCS  J-Drct B   BP   Charleston, SC N     *     *     *      *
AM 5715933 Pantry #775     106 Main Rd             Johns Island   RLCS  J-Drct B   BP   Charleston, SC N     *     *     *      *
AM 4447694 Pantry #603     1688 Hwy 17 N           Mount Pleasant RLCS  J-Drct B   BP   Charleston, SC N     *     *     *      *
AM 8139263 Pantry #3353
             Quick St      1141 Old Towne Rd       Charleston     RLCS  J-Drct A   BP   Charleston, SC Y     *     *     *      *
AM 8139602 Pantry #3358
             Quick St      1201 Sam Ritterberg Rd  Charleston     RLCS  J-Drct A   BP   Charleston, SC N     *     *     *      *
County Subtotals: (12 sites)                                                                                 *     *     *      *

County: Dorchester County, SC . 5 Year Growth Rate:  *%
AM 7822711 Pantry #794     1595 Trolly Rd          Summerville    RLCS  J-Drct C   BP   Charleston, SC N     *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#    Approved        Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
           Retail                                                 Site  Type       Shop Designated         Kgals Kgals Kgals Gas
           Site Name                                              Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Georgetown County, SC . 5 Year Growth Rate:  *%
AM 7858541 Pantry #409     13057 Ocean Highway     Pawleys Island RLCS  J-Drct A   None Charleston, SC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Greenville County, SC . 5 Year Growth Rate:  *%
AM 3361102 Pantry #547     932 Ne Main St          Simpsonville   RLCS  J-Drct B   BP   Spartanburg, S N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Horry County, SC . 5 Year Growth Rate:  *%
AM 7860190 Pantry #465     999 Hwy 17 South        Surfside Beach RLCS  J-Drct B   None Charleston, SC N     *     *     *      *
AM 7860315 Pantry #334     1011 Glenns Bay Rd      Surfside Beach RLCS  J-Drct B   None Charleston, SC N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *

County: Lexington County, SC . 5 Year Growth Rate:  *%
AM 3308731 Pantry #299     2936 Platt Springs      West Columbia  RLCS  J-Drct B   BP   N Augusta/Swee N     *     *     *      *
AM 3309176 Pantry #332     3950 Augusta Rd         West Columbia  RLCS  J-Drct CB  None N Augusta/Swee N     *     *     *      *
AM 7821564 Pantry #442     3504 Charleston Hw      West Columbia  RLCS  J-Drct B   None N Augusta/Swee N     *     *     *      *
County Subtotals: (3 sites)                                                                                  *     *     *      *

County: Newberry County, SC . 5 Year Growth Rate:  *%
AM 8192262 Pantry #3351
             Kangaroo      1108 SC Hwy 773         Prosperity     Tstop J-Drct A   BP   Apartanburg, S Y     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Richland County, SC . 5 Year Growth Rate:  *%
AM 3308400 Pantry #323     3178 Royal Tower Dr     Irmo           RLCS  J-Drct B   None N Augusta/Swee N     *     *     *      *
AM 9137787 Pantry #849     2101 Clemson Rd         Columbia       RLCS  J-Drct B   BP   N Augusta/Swee N     *     *     *      *
AM 7822596 Pantry #822     3416 Leesburg Rd        Columbia       RLCS  J-Drct B   BP   N Augusta/Swee N     *     *     *      *
AM 3308848 Pantry #574     2841 Broad River Rd     Columbia       RLCS  J-Drct B   BP   N Augusta/Swee N     *     *     *      *
AM 5531157 Pantry #497     2235 Decker Blvd        Columbia       RLCS  J-Drct B   BP   N Augusta/Swee N     *     *     *      *
AM 5065461 Pantry #445     806 Broad River Rd      Columbia       RLCS  J-Drct B   None N Augusta/Swee N     *     *     *      *
County Subtotals: (6 sites)                                                                                  *     *     *      *

County: Sumter County, SC . 5 Year Growth Rate:  *%
AM 8178055 Pantry #3381
             Market E      484 Pinewood Rd.        Sumter         RLCS  J-Drct A   BP   Charlotte, NC  N     *     *     *      *
AM 8177941 Pantry #3379
             Market E     1 N Washington St        Sumter         RLCS  J-Drct C   BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *

* Note (a):  County Demand Share base              Site-Specific Volume Totals: (124 sites)                  *     *     *      *
               year is 1999                        Other Retail Volume: (0 sites)                                               *
* Note (b):  Volume basis is year 2001             Total Jobber Retail Gas Volume: (124 sites)                                  *
               (historical database)
                                                   Non-Retail Gas Volume:                                                       *
                                                   Total Branded Gasoline Products Volume:                                      *

                                                   Branded Distillate Products Volume:                                          *
                                                   Total Branded Gasoline & Distillate Vol:                                     *
------------------------------------------------------------------------------------------------------------------------------------

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                ATTACHMENT A TO BRANDED JOBBER CONTRACT (RETAIL)
  PRODUCTS, QUANTITIES, APPROVED RETAIL SITES AND JOBBER'S DESIGNATED TERMINALS

This attachment A ("Attachment A") dated February 19, 2003 is made part of the current branded Jobber contract ("Contract") dated 2/1/2003 by and between Amoco Oil Company, a Maryland corporation, or its successor, and/or, as the case may be, BP Exploration & Oil, Inc., an Ohio corporation, or its successor
(hereinafter referred to as ("Company"), and     The Pantry, Inc.    ("Jobber").
                                             ------------------------
                                             (State exact legal name
                                                     of Jobber)

Now, Therefore, Company and Jobber, intending to be legally bound, agree to the following:

1. This Attachment A supersedes all prior attachment A schedules. This Attachment A will cancel and supersede any and all prior attachment A schedules to the Contract.

2. Products and Quantities.

(a) If this Contract is longer than one year. If this Contract has a term longer than one year, the branded Products (as defined in the Contract) and the quantities of those Products that Jobber will purchase are and will be set forth in the format below for continuous 12-month periods beginning and effective on the first day of the Contract term and each anniversary thereof. These Products and quantities will be subject to changes at the end of each 12-month period, or at other times, with the submission to Jobber of a new attachment A. Jobber's continued purchase of the Products covered by this Contract will serve as its agreement to purchase the Products an( quantities set forth in any amended or new Attachment A and to abide by all of the terms and conditions therein.

(b) One year Contract (Trial Franchise). If this Contract is a trial franchise with a term of one year, the Products and quantities of those Products that Jobber will purchase are set forth in this Attachment A for the continuous 12-month period beginning and effective on the first day of the Contract term and ending on the last day of said term.

3. Approved Retail Sites. Also set forth below, among other things, are and will be the Approved Retail Sites (as defined in the Contract). Products purchased under the Contract will not be resold, under Company's Trade Identities (as defined under paragraph 5(a) of the Contract), from any to location unless and until said location is set forth on Attachment A and/or unless and until said location has been approved pursuant to paragraph 6(a) of the Contract.

4. Jobber's Designated Terminals. Jobber's Designated Terminals (as defined in the Contract) will be as set forth below. Company will have the right, at any time, to change Jobber's Designated Terminals and/or to limit the quantity of Products that Company will make available to Jobber at any of said terminals by pro rating the annual quantities on a monthly, weekly or daily basis. Company will also have the right to determine and designate the percentage of Jobber's Attachment A quantities that Company will make available to Jobber at Jobber's Designated Terminals.

5. Grounds for Termination/Nonrenewal. Subject to paragraph 16(f) of the Contract, Jobber's failure to purchase the total quantities of Products set forth below for an) continuous 12-month period, or any portion thereof, is a ground for termination of the Contract or a ground for nonrenewal of Jobber's franchise relationship with Company.

6. Submission of Attachment A not a new contract or renewal of franchise relationship. No language in this Attachment A or any successor attachment will be considered as a submission or offer of a new contract or as a commitment by Company that the franchise relationship will be renewed up n the expiration of the current Contract.

7. Attachment Incorporated into Contract. Company and Jobber ratify and affirm the terms and conditions of the Contract and acknowledge that this Attachment is incorporated within said Contract.

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#      Approved      Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
             Retail                                               Site  Type       Shop Designated         Kgals Kgals Kgals Gas
             Site Nam                                             Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
County: Appling County, GA 5 Year Growth Rate: *%
BP 47468244  The Pantry
               #4030 Pump  1342 Gordon Ave         Augusta        RLCS  J-Deal II  None Naugusta/Swee  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Columbia County, GA . 5 Year Growth Rate: *%
BP 47468947  The Pantry
               #3275 Depo  3333 Washington Rd & Pl Martinez       RLCS  J-Drct III BP   N Augusta/Swee N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Richmond County, GA . 5 Year Growth Rate:  *%
BP 47469846  The Pantry
               #3261 Depo  3011 Washington Rd      Augusta        RLCS  J-Drct III BP   N Augusta/Swee N     *     *     *      *
BP 47470042  The Pantry
               #3262 Depo  3434 Wrightsbprp Rd.    Augusta        RLCS  J-Drct III BP   N Augusta/Swee N     *     *     *      *
BP 47468848  The Pantry
               #3266 Depo  3003 Deans Bridge Rd.   Augusta        RLCS  J-Drct III BP   N Augusta/Swee N     *     *     *      *
BP 47111943  The Pantry
               #3270 Depo  1494 Jones Street (Jone Augusta        RLCS  J-Drct III BP   N Augusta/Swee N
BP 47692546  The Pantry
               #3264 Depo  2822 Peach Orchard Rd.  Augusta        RLCS  J-Drct III BP   N Augusta/Swee N
BP 47470141  The Pantry
               #3263 Depo  4101 Windsor Springs Rd.Hephzibah      RLCS  J-Drct III BP   N Augusta/Swee N     *     *     *      *
County Subtotals: (6 sites)                                                                                  *     *     *      *

County:  Gibson County, IN . 5 Year Growth Rate:  *%
BP 47901145  The Pantry
               #749        201 West Main Street    Francisco      RLCS  J-Drct III BP   Evansville, IN N     *     *     *      *
BP 47599642  The Pantry
               #740        1002 S Main Street      Princeton      RLCS  J-Drct III BP   Evansville, IN N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *

County:  Pike County, IN . 5 Year Growth Rate:  *%
BP 47901541  The Pantry
               #742        901 N. Main & Factory   Winslow        RLCS  J-Drct III BP   Evansville, IN N     *     *     *      *
BP 47901442  The Pantry
               #743        2039 E Main Street      Petersburg     RLCS  J-Drct III BP   Evansville, IN N
County Subtotals: (2 sites)                                                                                  *     *     *      *

County: Spencer County, IN . 5 Year Growth Rate:  *%
BP 47901749  The Pantry
               #746        Highway 66 & Lincoln    Rockport       RLCS  J-Drct III BP   Owensboro, KY  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Vanderburgh County, IN . 5 Year Growth Rate:  *%
BP 44205045  The Pantry
               #814        960 S. Weinbach Ave     Evansville     RLCS  J-Drct II  BP   Evansville     N     *     *     *      *
BP 44205144  The Pantry
               #815        1650 S Kentucky Ave     Evansville     RLCS  J-Drct II  BP   Evansville
BP 44204642  The Pantry
               #807        5817 Springtown Rd      Evansville     RLCS  J-Drct II  BP   Evansville
BP 44204741  The Pantry
               #809        1321 N. Fulton Ave      Evansville     RLCS  J-Drct II  BP   Evansville
BP 44204949  The Pantry
               #812        325 S. Kentucky Ave     Evansville     RLCS  J-Drct IIC BP   Evansville     N     *     *     *      *
County Subtotals: (5 sites)                                                                                  *     *     *      *

County:  Warrick County, IN . 5 Year Growth Rate:  *%
BP 47901343  The Pantry
               #732        611 W State Road 62     Boonville      RLCS  J-Drct II  BP   Evansville, IN N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Caldwell County, KY . 5 Year Growth Rate:  *%
BP 44149748  The Pantry
               #351        328 S Jefferson         Princeton      RLCS  J-Drct  II BP   Evansville, IN N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Christian County, KY . 5 Year Growth Rate:  *%
BP 44149847  The Pantry
               #391        3249 Lafayette Rd       Hopkinsville   RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------


                                       1

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#      Approved      Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
             Retail                                               Site  Type       Shop Designated         Kgals Kgals Kgals Gas
             Site Nam                                             Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
BP 44149946  The Pantry
               #394        932 N Main St           Hopkinsville   RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
BP 44150548  The Pantry
               #679        2175 Russellville Rd    Hopkinsville   RLCS  J-Drct II  BP   Nashville, TN  N     *     *     *      *
County Subtotals: (3 site2)                                                                                  *     *     *      *

County:  Daviess County, KY . 5 Year Growth Rate:  *%
BP 44151447  The Pantry
               #806        5611 Hwy 54 & Rt 1y - R Philpot        RLCS  J-Drct III BP   Owensboro, KY  N     *     *     *      *
BP 44334647  The Pantry
               #722        1355 E 4/TH/ St         Owensboro      RLCS  J-Drct II  BP   Owensboro, KY  N     *     *     *      *
BP 44150746  The Pantry
               #698        409 Crabtree            Owensboro      RLCS  J-Drct II  BP   Owensboro, KY  N     *     *     *      *
BP 44165140  The Pantry
               #836        1816 Triplett St        Owensboro      RLCS  J-Drct III BP   Owensboro, KY  N     *     *     *      *
BP 44213148  The Pantry
               #727        5626 State Hwy 144      Owensboro      RLCS  J-Drct II  BP   Owensboro, KY  N     *     *     *      *
County Subtotals: (5 sites)                                                                                  *     *     *      *

County:  Henderson County, KY . 5 Year Growth Rate:  *%
BP 47739248  The Pantry
               #702        2336 S Green St         Henderson      RLCS  J-Drct II  BP   Evansville, IN N     *     *     *      *
BP 47739446  The Pantry
               #800        1209 S Green St         Henderson      RLCS  J-Drct II  BP   Evansville, IN N     *     *     *      *
BP 47739545  The Pantry
               #801        1704 Second Street      Henderson      RLCS  J-Drct II  BP   Evansville, IN N     *     *     *      *
BP 47739347  The Pantry
               #837        197 Garden Mile Rd      Henderson      RLCS  J-Drct III BP   Evansville, IN N     *     *     *      *
County Subtotals: (4 sites)                                                                                  *     *     *      *

County:  Hopkins County, KY . 5 Year Growth Rate:  *%
BP 44150340  The Pantry
               #449        N Main & Chelse Dr      Madisonville   RLCS  J-Drct III BP   Evansville, IN N     *     *     *      *
BP 44150241  The Pantry
               #427        US Hwy 62 Rt 1 BW       Nortonville    RLCS  J-Drct II  BP   Evansville, IN N     *     *     *      *

County Subtotals: (2 sites)                                                                                  *     *     *      *

County:  Logan County, KY . 5 Year Growth Rate:  *%
BP 44150043  The Pantry
               #419        1-34 North Main Street  Russellville   RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
BP 44150142  The Pantry
               #420        407 Hopkinsville Rd     Russellville   RLCS  J-Drct II  BP   Nashville, TN  N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *

County:  Muhlenberg County, KY . 5 Year Growth Rate:  *%
BP 44151140  The Pantry
               #725        6059 US Hwy 62 W Rt 1 B Graham         RLCS  J-Drct II  BP   Owensboro, KY  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Webster County, KY . 5 Year Growth Rate:  *%
BP 47598941  The Pantry
               #657        158 Us 41 South         Sebree         RLCS  J-Drct III BP   Evansville, IN N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Harrison County, MS . 5 Year Growth Rate:  *%
BP 44604247  The Pantry
               #3394 Big   1056 Beach Blvd.        Biloxi         RLCS  J-Drct III BP   Pascagoula, MS N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Jackson County, MS . 5 Year Growth Rate:  *%
BP 42344044  The Pantry
               #3384 Big   1501 Bienville Blvd.    Ocean Springs  RLCS  J-Drct III BP   Pascagoula, MS N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Lamar County, MS . 5 Year Growth Rate:  *%
BP 44085744  The Pantry
               #3399 Big   4904 West Hardy Street  Hattiesburg    RLCS  J-Drct IV  BP   Collins, MS (B Y     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County:  Perry County, MS . 5 Year Growth Rate:  *%
BP 42689141  The Pantry
               #3387 Big   91333 US Hwy 98         McLain         RLCS  J-Drct II  BP   Collins, MS (B Y     *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------


                                       2

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#      Approved      Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
             Retail                                               Site  Type       Shop Designated         Kgals Kgals Kgals Gas
             Site Nam                                             Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
County Subtotals: (1 site)

County:  Simpson County, MS . 5 Year Growth Rate:  *%
BP 44650943  The Pantry
               #3397 Big   121 Pinola Drive        Magee          RLCS  J-Drct IV  BP   Collins, MS (B N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Alamance County, NC . 5 Year Growth Rate:  *%
BP 44862944  The Pantry
               #441        1013 S. Main St.        Graham         RLCS  J-Drct III BP   Greensboro, NC N     *     *     *      *
BP 44892149  The pantry
               #112        110 W. Haggard St.      Elon College   RLCS  J-Drct III BP   Greensboro, NC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Avery County, NC . 5 Year Growth Rate:  *%
BP 44797744  The Pantry
               #250        279 Shawneehaw Ave. Hwy Banner Elk     RLCS  J-Drct III BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Brunswick County, NC . 5 Year Growth Rate:  *%
BP 44903748  The Pantry
               #3470 Quic  I-85 & Earnhart Rd      Concord        RLCS  J-Drct III BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Chatham County, NC . 5 Year Growth Rate:  *%
BP 44255040  The Pantry
               #142        507 W. Third St.        Siler City     RLCS  J-Drct II  BP   Greensboro, NC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Cumberland County, NC . 5 Year Growth Rate:  *%
BP 47737648  The Pantry
               #336        5703 Bragg Bl.vd        Fayetteville   RLCS  J-Drct III BP   Selma, NC      N     *     *     *      *
BP 42690446  The Pantry
               #500        1300 Hope Mills rd.     Fayetteville   RLCS  J-Drct III BP   Selma, NC      N     *     *     *      *
BP 42631143  The Pantry
               #358        Rt 2 Box 682 Rockfish R Fayetteville   RLCS  J-Drct III BP   Selma, NC      N     *     *     *      *
BP 47633847  The Pantry
               #3050 Quic  Hwy 59 & Marraco (327 C Fayetteville   RLCS  J-Drct III BP   Selma, NC      N     *     *     *      *
BP 44893246  The Pantry
               #481        3458 N. Main St. SH59 & Hope Mills     RLCS  J-Drct III BP   Selma, NC      N     *     *     *      *
BP 47472543  The Pantry
               #305        1501 Pamalee Dr         Fayetteville   RLCS  J-Drct III BP   Selma, NC      N     *     *     *      *
BP 47740147  The Pantry
               #3029 Quic  300 Murchison Road      Spring Lake    RLCS  J-Drct III BP   Selma, NC      N     *     *     *      *
BP 47641840  The Pantry
               #286        4832 Ramsey St.         Fayetteville   RLCS  J-Drct II  BP   Selma, NC      N     *     *     *      *
BP 42656744  The Pantry
               #3139 Expr  1208 Bragg Blvd.        Fayetteville   RLCS  J-Drct II  BP   Selma, NC      N     *     *     *      *
BP 44257442  The Pantry
               #3031 Quic  8215 Clifdale Road      Fayetteville   RLCS  J-Drct III BP   Selma          N     *     *     *      *
County Subtotals: (10 sites)                                                                                 *     *     *      *

County: Durham County, NC . 5 Year Growth Rate:  *%
BP 47689542  The Pantry
               #3101 Zip   2229 NC Hwy 54 East & I Chapel Hill    RLCS  J-Drct III BP   Selma, NC (Cit N     *     *     *      *
County Subtotals: (9 sites)                                                                                  *     *     *      *

County: Forsyth County, SC . 5 Year Growth Rate:  *%
BP 47641949  The Pantry
               #278        744 Pine Grove Rd       Kernersville   RLCS  J-Drct II  None Greensboro, NC N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Hoke County, SC . 5 Year Growth Rate:  *%
BP 47603444  The Pantry
               #3048 Quic  9615 Fayetteville Road  Raeford        RLCS  J-Drct III BP   Selma, NC      N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------


                                       3

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#      Approved      Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
             Retail                                               Site  Type       Shop Designated         Kgals Kgals Kgals Gas
             Site Name                                            Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
County: Iredell County, NC . 5 Year Growth Rate:  *%
BP 42629741  The Pantry
               #158        1803 Safreit Rd.        Statesville    RLCS  J-Drct III BP   Charlotte, NC  N     *     *     *      *
BP 426288044 The Pantry
               #784        703 N. Main St.         Mooresville    RLCS  J-Drct III BP   Charlotte, NC  N     *     *     *      *
BP 42632240  The Pantry
               #312        1924 Newton Dr          Statesville    RLCS  J-Drct II  BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (3 sites)                                                                                  *     *     *      *

County: Lee County, NC . 5 Year Growth Rate:  *%
BP 42393140  The Pantry
               #405        3006 Hawkins Ave        Sanford        RLCS  J-Drct II  BP   Selma, NC      N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Orange County, NC . 5 Year Growth Rate:  *%
BP 44908846  The Pantry
               #382        Rt 70 By-Pass           Hillsborough   RLCS  J-Drct III BP   Greensboro, NC N     *     *     *      *
BP 47465042  The Pantry
               #386        Jones Ferry Rd          Carrboro       RLCS  J-Drct III None Greensboro, NC N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *

County: Robeson County, NC . 5 Year Growth Rate:  *%
BP 47654843  The Pantry
               #3131 Expr  3002 Fayetteville Rd.   Lumberton      RLCS  J-Drct II  BP   Selma, NC      N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Abbeville County, SC . 5 Year Growth Rate:  *%
BP 44220846  The Pantry
               #606        210 N. Side Main        Due West       RLCS  J-Drct III BP   Belton, SC     N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Aiken County, SC . 5 Year Growth Rate:  *%
BP 47450945  The Pantry
               #3243 Depo  3540 Richland Ave.      W. Aiken       RLCS  J-Drct III BP   N Augusta Swee N     *     *     *      *
BP 47468442  The Pantry
               #3271 Depo  2655 Columbia Hwy North Aiken          RLCS  J-Drct III BP   N Augusta Swee N     *     *     *      *
BP 47450846  Smokers Expr-
               ess #3253   101 Atomic Rd           Jackson        RLCS  J-Drct III BP   N Augusta Swee N     *     *     *      *
BP 47131545  Smokers Expr-
               ess #3252   1011 East Pine Log Road Aiken          RLCS  J-Drct III BP   N Augusta Swee N     *     *     *      *
BP 47131446  The Pantry
               #3249 Depo  421 West Martintown Roa North Augusta  RLCS  J-Drct III BP   N Augusta Swee N     *     *     *      *
BP 47047543  The Pantry
               #3246 Depo  1107 York St. US1 Hwy   Aiken          RLCS  J-Drct III BP   N Augusta Swee N     *     *     *      *
BP 47451042  The Pantry
               #3244 Depo  1851 Wiskey Rd.         Aiken          RLCS  J-Drct III BP   N Augusta Swee N     *     *     *      *
County Subtotals: (7 sites)                                                                                  *     *     *      *

County: Beaufort County, SC . 5 Year Growth Rate:  *%
BP 44817741  The Pantry
               #295        1810 South Riboutt Rd.  Port Royal     RLCS  J-Drct III BP   Savannah, GA ( N     *     *     *      *
BP 44668549  The Pantry
               #618        2311 Boundary St.       Beaufort       RLCS  J-Drct II  None Savannah, GA ( N     *     *     *      *
BP 44668846  The Pantry
               #617        1190 Ribault Road       Beaufort       RLCS  J-Drct II  BP   Savannah, GA ( N     *     *     *      *
County Subtotals: (3 sites)                                                                                  *     *     *      *

County: Cherokee County, SC . 5 Year Growth Rate:  *%
BP 48129340  The Pantry
               #3295 Depo  862 Windslow Ave. I-85  Gaffney        RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Florence County, SC . 5 Year Growth Rate:  *%
BP 44813145  The Pantry
               #317        2351 Pamlico Hwy        Florence       RLCS  J-Drct II  BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Greenville County, SC . 5 Year Growth Rate:  *%
BP 47667449  The Pantry
               #3277 Depo  3713 E. North St.       Greenville     RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
BP 47667043  Smokers Expr-
               ess #328    2008 Anderson Rd.       Greenville     RLCS  J-Drct IV  BP   Belton, SC (BP N     *     *     *      *
BP 47635149  The Pantry
               #612        777 E. Faris Rd.        Greenville     RLCS  J-Drct II  BP   Belton, SC (BP N     *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------


                                       4

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#      Approved      Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
             Retail                                               Site  Type       Shop Designated         Kgals Kgals Kgals Gas
             Site Name                                            Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------
BP 48127443  The Pantry
               #3289 Depo  2572 Woodruff Road      Simpsonville   RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
BP 47668546  The Pantry
               #3297 Depo  1609 West Blue Ridge Rd Greenville     RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
BP 44490647  The Pantry
               #3286 Depo  1814 Woodruff Rd        Greenville     RLCS  J-Drct IV  BP   Spartanburg, S N     *     *     *      *
BP 47667142  The Pantry
               #3276 Depo  101 North Main St.      Mauldin        RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
BP 47667647  The Pantry
               #3284 Depo  906 Haywood Rd.         Greenville     RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
BP 47667340  The Pantry
               #3282 Depo  820 Church St.          Greenville     RLCS  J-Drct IV  BP   Belton, SC (BP N     *     *     *      *
BP 47667241  The Pantry
               #3281 Depo  7901 White Horse Rd.    Greenville     RLCS  J-Drct IV  BP   Belton, SC (BP N     *     *     *      *
BP 47668348  The Pantry
               #3280 Depo  901 W. Wade Hampton Blv Greer          RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
BP 47668140  The Pantry
               #3278 Depo  1001 Woodruff Road      Greenville     RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
BP 47667944  The Pantry
               #3285 Depo  5010 Pelham Rd.         Greenville     RLCS  J-Drct IV  BP   Spartanburg, S N     *     *     *      *
County Subtotals: (13 sites)                                                                                 *     *     *      *

County: Horry County, SC . 5 Year Growth Rate:  *%

BP 48117949  The Pantry
               #3418 Quic  11 Hwy 17 Bus. N Surfsi Surfside Beach RLCS  J-Drct III BP   Charleston, SC Y     *     *     *      *
BP 44368447  The Pantry
               #908 Depo   1500 Hwy 544            Conway         RLCS  J-Drct III BP   Wilmington, NC N     *     *     *      *
BP 47423041  The Pantry
               #3140 Expr  3498 Hwy 9 East         Little River   RLCS  J-Drct II  BP   Wilmington, NC N     *     *     *      *
BP 44854545  The Pantry
               #422        511 Hwy 17 & 6th Ave    N Myrtle Beach RLCS  J-Drct III BP   Wilmington, NC N     *     *     *      *
BP 44470441  The Pantry
               #3069 Quic  4815 Highway 17 South   N Myrtle Beach RLCS  J-Drct III BP   Wilmington, NC N     *     *     *      *
County Subtotals: (5 sites)                                                                                  *     *     *      *


County: Kershaw County, SC . 5 Year Growth Rate:  *%
BP 44854743  The Pantry
               #571        2001 Jefferson Davis Hw Camden         RLCS  J-Drct II  BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Lexington County, SC . 5 Year Growth Rate:  *%
BP 48130942  The Pantry
               #3254 Depo  1019 S. Lake Dr. I-20 & Lexington      RLCS  J-Drct III BP   N Augusta/Swee N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Richland County, SC . 5 Year Growth Rate:  *%
BP 35255744  Smoker's Exp-
               ress #348   5425 Forest Dr. (Forest Columbia       RLCS  J-Drct IV  BP   N Augusta/Swee N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: Spartanburg County, SC . 5 Year Growth Rate:  *%
BP 47029749  The Pantry    1706 Boiling
               #4029 Pied  Spring Road             Spartanburg    RLCS  J-Drct II  BP   Spartanburg, S N     *     *     *      *
BP 47068648  The Pantry
               #3294 Depo  2195 East Main Street   Duncan         RLCS  J-Drct III BP   Spartanburg, S N     *     *     *      *
BP 47668041  The Pantry
               #3291 Depo  2204 Chesnee Hwy        Spartanburge   RLCS  J-Drct IV  BP   Spartanburg, S N     *     *     *      *
BP 47668249  The Pantry
               #3290 Depo  1460 W. O. Ezell Blvd.  Spartanburge   RLCS  J-Drct IV  BP   Spartanburg, S N     *     *     *      *
BP 47667548  The Pantry
               #3292 Depo  1812 East Main Street   Spartanburg    RLCS  J-Drct IV  BP   Spartanburg, S N     *     *     *      *
BP 47667746  The Pantry
               #3293 Depo  1994 Reidville Rd.      Spartanburg    RLCS  J-Drct IV  BP   Spartanburg, S N     *     *     *      *
County Subtotals: (6 sites)                                                                                  *     *     *      *

County: Sumter County, SC . 5 Year Growth Rate:  *%
BP 44688646  The Pantry
               #326        550 S. Pike East        Sumter         RLCS  J-Drct III BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

County: York County, SC . 5 Year Growth Rate:  *%
BP 47496245  The Pantry
               #626        2165 Ebenezer Rd. & Hol Rock Hill      RLCS  J-Drct III BP   Charlotte, NC  N     *     *     *      *
BP 47473244  The Pantry
               #621        101 Main St             Clover         RLCS  J-Drct III BP   Charlotte, NC  N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *

County: Montgomery County, TNo  5 Year Growth Rate:  *%
BP 44204345  The Pantry
               #451        1801 Madison Ave        Clarksville    RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
------------------------------------------------------------------------------------------------------------------------------------


                                       5

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

------------------------------------------------------------------------------------------------------------------------------------
Br SVB#      Approved      Street Address          City           Prim  OP     Img Myst Jobber's       D   ULR   ULM   ULP   Total
             Retail                                               Site  Type       Shop Designated         Kgals Kgals Kgals Gas
             Site Name                                            Type                  Terminal                             Volume
------------------------------------------------------------------------------------------------------------------------------------

BP 47596945  The Pantry
               #463        301 Providence Road     Clarksville    RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
BP 44151645  The Pantry
               #407        1874 Memorial Dr        Clarksville    RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
BP 44151546  The Pantry
               #402        560 Dover Rd Ave        Clarksville    RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
BP 44151744  The Pantry
               #443        648 Lafayette Rd        Clarksville    RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
BP 44204444  The Pantry
               #473        1800 Guthrie Hwy        Clarksville    RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
County Subtotals: (6 sites)                                                                                  *     *     *      *

County: Rutherford County, TN . 5 Year Growth Rate:  *%
BP 44261741  The Pantry    302 W Northfield
               #474        Blvd -3                 Murfreesboro   RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
BP 44265546  The Pantry
               #841        5022 Murfreesboro Rd    La Vergne      RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
County Subtotals: (2 sites)                                                                                  *     *     *      *


County: Sumner County, TN . 5 Year Growth Rate:  *%
BP 44204543  The Pantry
               #458        601 Hartsville Pke      Gallatin       RLCS  J-Drct III BP   Nashville, TN  N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *


County: Stafford County, VA . 5 Year Growth Rate:  *%
BP 47688841  The Pantry
               #3110 Zip   34 Prosperity Lane I-95 Stafford       RLCS  J-Drct III BP   Richmond, VA   N     *     *     *      *
County Subtotals: (1 site)                                                                                   *     *     *      *

* Note (a):  County Demand Share base year is 1999
* Note (b):  Volume basis is year 2001 (historical database)     Other Retail Volume: (0 sites)                                 *
                                                                 Total Jobber Retail Gas Volume: (124 sites)                    *

                                                                 Non-Retail Gas Volume:                                         *
                                                                 Total Branded Gasoline Products Volume:                        *

                                                                 Branded Distillate Products Volume:                            *
                                                                 Total Branded Gasoline & Distillate Vol:                       *
------------------------------------------------------------------------------------------------------------------------------------


                                       6

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

                                                         Trade Signage Agreement
                                                                        (Jobber)
                                                         BJC((R)-SIGNS (10-2001)

This trade signage agreement ("Trade Signage Agreement") is executed simultaneously with and hereby made a part of the current branded jobber contract ("Contract") dated February 1, 2003 by and between BP Products North America Inc. (hereinafter referred to as "Company"),
           THE PANTRY, INC.         ("Jobber").
------------------------------------
 (State exact legal name of Jobber)

Now, Therefore, Company and Jobber, intending to be legally bound, agree to the following:

1. Jobber's acquisition of Trade Identity Signage. Jobber is engaged in the advertising, distribution and/or resale of branded Products (as defined in the Contract) authorized by, supplied by and/or purchased from Company under the above-referenced Contract. Accordingly, Jobber has purchased or otherwise acquired and/or intends to purchase or otherwise acquire, approved advertising signs and related materials bearing or consisting of Company's Trade Identities (as defined in Contract) which signs (hereinafter referred to as "Trade Identity Signage") which Jobber has installed or intends to install at each Approved Retail Site (as defined in the Contract).

2. Use of Trade Identity Signage generally. Jobber will be permitted to display, and will be permitted to allow its Jobber-Marketers (as defined in the Contract) to display--on a non-exclusive, limited, site specified basis at its Approved Retail Sites - Trade Identity Signage in connection with the advertising, distribution and/or resale of the Products authorized by, supplied by and/or purchased from Company under said Contract.

3. Use of Trade Identity Signage governed by the Contract, this Trade Signage Agreement and related agreements. The permission to display Trade Identity Signage will be governed by and subject to the terms and conditions of the Contract (including paragraph 6(a) therein), this Trade Signage Agreement and all related contracts, including all attachments, schedules, appendices, and amendments attached to and incorporated in those agreements. In addition, Trade Identity Signage will only be installed and/or displayed in accordance with the guidelines, policies, procedures, requirements, specifications and standards (both operational and visual) issued by Company, as retain, at all times, the right to determine what Trade Identity Signage will be used or displayed, and the manner of its use or display, at an Approved Retail Site and the right to restrict the use or display of certain Trade Identity Signage to certain Approved Retail Sites (or to certain locations at an Approved Retail Site).

4. Jobber to provide list of Trade Identity Signage with exact location(s). Jobber will provide Company with a list of all Trade Identity Signage in Jobber's possession and/or control and the exact location of the Trade Identity Signage, upon Company's request. Under no circumstances will Jobber be allowed to relocate Trade Identity Signage to another Approved Retail Site or other retail location without Company's consent.

5. Use of Trade Identity Signage in conjunction with the sale of Representative Amounts of certain Products. At all times and at each Approved Retail Site where Trade Identity Signage is displayed, including Jobber-Marketer sites, Jobber will offer for sale, or cause to be offered for sale, Representative Amounts (as defined in the Contract) of each grade of Company-branded Product. If Jobber ceases to offer or make available one or more of these Products in the required Representative Amounts at an Approved Retail Site supplied by Jobber, Jobber will cease using or displaying, or cause its Jobber-Marketer to cease using or displaying, Trade Identity Signage at that site.

6. Use of Trade Identity Signage in conjunction with Company's retail marketing strategies and development plans, image programs and standards. Jobber's right to use and display Trade Identity Signage will also be subject to Company's then current image programs and standards (both operational and visual), as amended from time to time, and Company's then current retail marketing strategies and development plans, as amended from time to time. If an Approved Retail Site no longer conforms or fails to conform to Company's image programs or standards (both operational and visual), or its retail marketing strategies and development plans, Company may revoke its prior approval identifying the Approved Retail Site, as further provided in paragraph 6(b) of the Contract, in which case Jobber will cease using or displaying, or cause its Jobber-Marketer to cease using or displaying, Trade Identity Signage at that site. Company will also have the right, at any time and for any reason, to revoke its prior approval to use certain or all of its Trade Identities at certain or all Approved Retail Sites (or at certain locations at an Approved Retail Site) and, where applicable and in its sole discretion, to substitute any other Trade Identities in their place. In which case, Jobber will cease using or displaying, or cause its Jobber-Marketers to cease using or displaying, the corresponding Trade Identity Signage in question. Jobber agrees and acknowledges that Company's image programs and standards (both operational and visual) will include those programs and standards for the design, construction, maintenance, appearance and cleanliness of the Approved Retail Sites at which the Trade Identity Signage is installed and displayed.

7. Misuse of Trade Identity Signage in connection with certain sales. Jobber will not use any Trade Identity Signage in connection with the advertising, distribution and/or resale of: any dilution or adulteration of a Product authorized by, supplied by and/or purchased from Company; any mixture or blend of Products authorized by, supplied by and/or purchased from Company, without Company's prior written consent (which consent may be revoked at any time and for any reason); any Product authorized by, supplied by and/or purchased from Company but sold under an incorrect or inappropriate Mark or through unapproved or disapproved packages, containers or equipment; or any product not authorized by, supplied by and/or purchased from Company.

8. Removal and/or discontinued use of Trade Identity Signage. Company will have the right to cause any and all Trade Identity Signage to be removed, covered or obliterated, and the right to cause the Trade Identities on said Trade Identity Signage to be removed, covered or obliterated, from any Approved Retail Site (or from certain locations at an Approved Retail Site): found to be in violation of any provision of the Contract or this Trade Signage Agreement; disapproved in accordance with paragraph 6(a) of the Contract; or at which approval has been revoked in accordance with paragraph 6(b) of the Contract. Likewise, upon the expiration or termination of the Contract for any reason, Jobber will immediately cease using or displaying, and cause its Jobber-Marketers to cease using or displaying, all Trade Identity Signage in its possession or control. Jobber will also immediately remove, cover or obliterate or, where appropriate, cause any third party to immediately remove, cover or obliterate all Trade Identity Signage on any personal property sold or transferred by Jobber or its Jobber-Marketers.

9. Company's right to remove Trade Identity Signage. If, within 10 days after Company's written request, Jobber fails to cease using or displaying the Trade Identity Signage or fails to remove, cover or obliterate said Trade Identity Signage, or fails to cause its Jobber-Marketer(s) to do the same, Company will have the irrevocable right to use any means necessary to remove, cover or obliterate said Trade Identity Signage, or the Marks thereon, including entering into the premises upon which the Trade Identity Signage is located or filing a legal action, with Jobber's full and complete cooperation and at Jobber's expense. Jobber will not directly or indirectly cause any Trade Identity Signage to become fixtures or part of the real property upon which the Trade Identity Signage may be used or displayed. No action taken by Company in accordance with this paragraph 9 will be construed as an exercise of Company's option to purchase any Trade Identity Signage.

10. Company's right to purchase Trade Identity Signage via purchase option. Company will have the option, but not the obligation, at any time and for any reason to purchase any and all Trade Identity Signage owned by Jobber, on the basis of a depreciated cost determined by the period of Jobber's ownership and beginning with the date of Jobber's purchase. The date upon which the Trade Identity Signage is placed in Company's possession will also be used to compute the period of Jobber's ownership. Company will initiate its option by providing Jobber with a list of the Trade Identity Signage it desires to purchase, along with a request for proof of purchase. Within 10 days of receiving Company's list, Jobber will provide Company with the requisite proof of purchase in a form or forms satisfactory to Company. Within 10 days of receiving satisfactory proof of purchase, Company may exercise its option to purchase the Trade Identity Signage by providing Jobber with written notice. In the event Company exercises its option under this paragraph 10, Jobber agrees to do all things necessary to place Company in full ownership and possession of the Trade Identity Signage, within 30 days of Company's notice. Pursuant to this paragraph 10, Company agrees to pay Jobber for the Trade Identity Signage as follows:

     During the first year of ownership ........100% of Jobber's purchase price
     During the second year of ownership.........90% of Jobber's purchase price
     During the third year of ownership..........80% of Jobber's purchase price
     During the fourth year of ownership.........70% of Jobber's purchase price
     During the fifth year of ownership..........60% of Jobber's purchase price
     During the sixth year of ownership..........50% of Jobber's purchase price
     During the seventh year of ownership........40% of Jobber's purchase price
     During the eighth year of ownership.........30% of Jobber's purchase price
     After the eighth year of ownership..........25% of Jobber's purchase price

11. Company's right to terminate Trade Identity Signage lease or rental agreement. Company will have the right to terminate any Trade Identity Signage lease or rental agreement at any time and for any reason and to take possession of any and all Trade Identity Signage leased, rented or otherwise provided thereunder. Company may exercise its right to terminate under this paragraph 11 by providing Jobber with written notice. In the event Company does terminate, Jobber agrees to do all things necessary to place Company in full possession of the Trade Identity Signage, within 30 days of Company's notice.

12. Sale of Trade Identity Signage by Jobber requires Company's consent. Jobber agrees not to sell, assign, transfer or otherwise dispose of, or permit the use or display of, any Trade Identity Signage without the prior written consent of Company in each case. In the event Jobber negotiates with any third party for the sale, lease, encumbrance or other disposition of the premises upon which any Trade Identity Signage is located, Jobber will, prior to the completion of such negotiations or execution of any contract, inform said third party of the terms and conditions of this Trade Signage Agreement and provide Company with written proof of such notification.

13. Maintenance and repair of Trade Identity Signage. The maintenance and repair of any and all Trade Identity Signage will be the responsibility of Jobber. Jobber also agrees to keep said Trade Identity Signage in good repair and condition at all times and to maintain any and all licenses and/or permits which may be required as a condition to its installation, use or display.

14. Notices. All notices under this Trade Signage Agreement will be given in accordance with paragraph 27 of the Contract.

15. This Trade Signage Agreement supersedes all prior agreements. This Trade Signage Agreement will cancel and supersede any and all prior Trade Signage Agreements. In the event of any conflict between this Trade Signage Agreement and any Trade Identity Signage lease or rental agreement between Company and Jobber, the terms and conditions of this Trade Signage Agreement will apply.

In Witness Whereof, the parties hereto have executed this Trade Signage Agreement on the date stated.

                                            Jobber: THE PANTRY, INC.


                                            By:     /s/ Steven J. Ferreira
                                               ---------------------------------
                                                      Steven J. Ferreira
                                                     Senior Vice President


                                            BP Products North America Inc.


                                            By:     /s/
                                               ---------------------------------
                                                    Regional Vice President

Revised Summary of Title I of the Petroleum Marketing Practices Act

AGENCY: Department of Energy

ACTION: Notice

SUMMARY: This notice contains a summary of Title I of the Petroleum Marketing Practices Ad, as amended (the Act). The Petroleum Marketing Practices Act was originally enacted on June 19, 1978, and was amended by the Petroleum Marketing Practices Act Amendments of 1994, enacted on October 19, 1994. On August 30, 1978, the Department of Energy published in the Federal Register a summary of the provisions of Title I of the 1978 law, as required by the Act. The Department is publishing this revised summary to reflect key changes made by the 1994 amendments.

     The Act is intended to protect franchised distributors and retailers of gasoline and diesel motor fuel against arbitrary or discriminatory termination or nonrenewal of franchises. This summary describes the reasons for which a franchise may be terminated or not renewed under the law, the responsibilities of franchisors, and the remedies and relief available to franchisees. The Act requires franchisors to give franchisees copies of the summary contained in this notice whenever notification of termination or non renewal of a franchise is given.

SUPPLEMENTARY INFORMATION:

     Title I of the Petroleum Marketing Practices Act, as amended, 15 U.S.C. Sections 2801-2806, provides for the protection of franchised distributors and retailers of motor fuel by establishing minimum Federal standards governing the termination of franchises and the nonrenewal of franchise relationships by the franchisor or distributor of such fuel.

     Section 104(d)(1) of the Act required the Secretary of Energy to publish in the Federal Register a simple and concise summary of the provisions of Title I, including a statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees under the title. The Department published this summary in the Federal Register on August 30,1978. 43 F.R. 38743 (1978).

     In 1994 the Congress enacted the Petroleum Marketing Practices Act Amendments to affirm and clarify certain key provisions of the 1978 statute. Among the key issues addressed in the 1994 amendments are: (1) termination or nonrenewal of franchised dealers by their franchisors for purposes of conversion to "company" operation; (2) application of state law; (3) the rights and obligations of franchisors and franchisees in third-party lease situations; and
(4) waiver of rights limitations. See H.R. REP. NO. 737, 103rd Corp., 2nd Sess. 2 (1994), reprinted in 1994 U.S.C.C.A.N. 2780. Congress intended to: (1) make explicit that upon renewal a franchisor may not insist on changes to a franchise agreement where the purpose of such changes is to prevent renewal in order to convert a franchisee-operated service station into a company-operated service station; (2) make dear that where the franchisor has an option to continue the lease or to purchase the premises but does not wish to do so, the franchisor must infer to assign the option to the franchisee; (3) make clear that no franchisor may require, as a condition of entering or renewing a franchise agreement, that a franchisee waive any rights under the Petroleum Marketing Practices Act, any other Federal law, or any state law; and (4) reconfirm the limited scope of Federal preemption under the Act. Id.

     The summary which follows reflects key changes to the statute resulting from the 1994 amendments. The Act requires franchisors to give copies of this summary statement to their franchisees when entering Into an agreement to terminate the franchise or not to renew the franchise relationship, and when giving notification of termination or nonrenewal. This summary does not purport to interpret the Act, as amended, or to create new legal rights.

     In addition to the summary of the provisions of Title I, a more detailed description of the definitions contained in the Act and of the legal remedies available to franchisees is also included in this notice, following the summary statement.

Summary of Legal Rights of Motor Fuel Franchisees

     This is a summary of the franchise protection provisions of the Federal Petroleum Marketing Practices Act, as amended in 1994 (the Act), 15 U.S.C. Sections 2801-2808. This summary must be given to you, as a person holding a franchise for the sale, consignment or distribution of gasoline or diesel motor fuel, in connection with any termination, or nonrenewal of your franchise by your franchising company (referred to in this summary as your supplier).

     You should read this summary carefully, and refer to the Act if necessary, to determine whether a proposed termination or nonrenewal of your franchise is lawful and what legal remedies are available to you if you think the proposed termination or failure to renew is not lawful. In addition, if you think your supplier has failed to comply with the Act, you may wish to consult an attorney in order to enforce your legal rights.

     The franchise protection provisions of the Act apply to a variety of franchise agreements. The term "franchise" is broadly defined as a license to use a motor fuel trademark, which is owned or controlled by a refiner and it includes secondary agreements such as leases of real property and motor fuel supply agreements which have existed continuously since May 15, 1973, regardless of a subsequent withdrawal of a trademark. Thus, if you have lost the use of a trademark previously granted by your supplier but have continued to receive motor fuel supplies through a continuation of a supply agreement with your supplier, you are protected under the Act.

     Any issue arising under your franchise which is not governed by this Act will be governed by the law of the State in which the principal place of business of your franchise is located.

     Although a State may specify the terms and conditions under which your franchise may be transferred upon the death of the franchisee, it may not require a payment to you (the franchises) for the goodwill of a franchise upon termination or nonrenewal.

     The Act is intended to protect you, whether you are a distributor or a retailer, from arbitrary or discriminatory termination or nonrenewal of your franchise agreement. To accomplish this, the Act first lists the reasons for which termination or nonrenewal is permitted. Any notice of termination or nonrenewal must state the precise reason, as listed in the Act, for which the particular termination or nonrenewal is being made. These reasons are described below under the headings "Reasons for Termination" and "Reasons for Nonrenewal."

     The Act also requires your supplier to give you a written notice of termination or intention not to renew the franchise within certain time periods. These requirements are summarized below under the heading "Notice Requirements for Termination or Nonrenewal."

     The Act also provides certain special requirements with regard to trial and interim franchise agreements, which are described below under the heading "Trial and Interim Franchises."

     The Act gives you certain legal rights if your supplier terminates or does not renew your franchise in a way that is not permitted by the Act. These legal rights are described below under the heading "Your Legal Rights."

     The Act contains provisions pertaining to waiver of franchisee rights and applicable State law. These provisions are described under the heading "Waiver of Rights and Applicable State Law."

     This summary is intended as a simple and concise description of the general nature of your rights under the Act. For a more detailed description of these rights, you should read the text of the Petroleum Marketing Practices Act as amended in 1994 (15 U.S.C. Sections 28012806). This summary does not purport to interpret the Act, as amended, or to create new legal rights.

I.   Reasons for Termination

     If your franchise was entered into on or after June 19, 1978, the Act bars termination of your franchise for any reasons other than those reasons discussed below. If your franchise was entered into before June 19, 1978, there is no statutory restriction on the reasons for which it may be terminated. If a franchise entered into before June 19, 1978, is terminated, however, the Act requires the suppler to reinstate the franchise relationship unless one of the reasons listed under this heading or one the additional reasons for nonrenewal described below under the heading "Reasons for Nonrenewal" exists.

A.  Non-Compliance with Franchise Agreement
     Your suppler may terminate your franchise if you do not comply with a reasonable and important requirement of the franchise relationship. However, termination may not be based on a failure to comply with a provision of the franchise that is illegal or unenforceable under applicable Federal, State, or local law. In order to terminate for non-compliance with the franchise agreement, your supplier must have learned of this non-compliance recently. The Act limits the time period within which your suppler must have learned of your noncompliance to various periods, the longest of which is 120 days, before you receive notification of the termination.

B.  Lack of Good Faith Efforts
     Your supplier may terminate your franchise if you have not made good faith efforts to carry out the requirements of the franchise, provided you are first notified in writing that you are not meeting a requirement of the franchise and you are given an opportunity to make a good faith effort to carry out the requirement. This reason can be used by your suppler only if you fall to make good faith efforts to carry out the requirements of the franchise within the period which began not more than 180 days before you receive the notice of termination.

C.  Mutual Agreement to Terminate the Franchise
     A franchise can be terminated by an agreement in writing between you and your supplier if the agreement is entered into not more than 180 days before the effective date of the termination and you receive a copy of that agreement, together with this summary statement of your rights under the Act. You may cancel the agreement to terminate within 7 days after you receive a copy of the agreement, by mailing (by certified mail) a written statement to this effect to your suppler.

D.  Withdrawal From the Market Area
     Under certain conditions, the Act permits your supplier to terminate your franchise if your supplier is withdrawing from marketing activities in the entire geographic area in which you operate. You should read the Act for a more detailed description of the conditions under which market withdrawal terminations are permitted. See 15 U.S.C. Section 2802(b)(E).

E.  Other Events Permitting a Termination

     If your supplier teams within the time period specified in the Act (which do no case is more than 120 days prior to the termination notice) that one of the following events has occurred, your supplier may terminate you franchise agreement:

     (1) Fraud or criminal misconduct by you that relates to the operation of your marketing premises.
     (2)  You declare bankruptcy or a court determines that you are insolvent.
     (3) You have a severe physical or mental disability lasting at least 3 months which makes you unable to provide for the continued proper operation of the marketing premises.
     (4) Expiration of your supplier's underlying lease to the leased marketing premises, if: (a) your supplier gave you written notice before the beginning of the term of the franchise of the duration of the underlying lease and that the underlying lease might expire and not be renewed during the term of the franchise: (b) your franchisor offered to assign to you, during the 90-day period after notification of termination or nonrenewal was given, any option which the franchisor held to extend the underlying lease or to purchase the marketing premises (such an assignment may be conditioned on the franchisor receiving from both the landowner and the franchisee an unconditional release from liability for specified events occurring after the assignment); and (c) in a situation in which the franchisee acquires possession of the leased marketing premises effective immediately after the loss of the right of the franchisor to grant possession, the franchisor, upon written request of the franchisee, made a bona fide offer to sell or assign to the franchisee the franchiser's interest in any improvements or equipment located on the premises, or offered by the franchises a right of flat refusal of any offer from another person to purchase the franchisee's interest in the improvements and equipment.
     (5) Condemnation or other taking by the government, in whole or in part, of the marketing premises pursuant to the power of eminent domain. If the termination is based on a condemnation or other taking, your suppler must give you a fair share of any compensation which he receives for any loss of business opportunity or good will.
     (6) Loss of your supplier's right to grant the use of the trademark that is the subject of the franchise, unless the loss was because of bad faith actions by your supplier relating to trademark abuse, violation of Federal or State law, or other fault or negligence.
     (7) Destruction (other than by your supplier) of all or a substantial part of your marketing premises. If the termination is based on the destruction of the marketing premises and if the premises are rebuilt or replaced by your supplier and operated under a franchise, your supplier must give you a right of first refusal to this new franchise.
     (8) Your failure to make payments to your suppler of any sums to which your suppler is legally entitled.
     (9) Your failure to operate the marketing premises for 7 consecutive days, or any shorter period of tine which, taking into account facts and circumstances, amounts to an unreasonable period of time not to operate.
     (10) Your intentional adulteration, mislabeling or misbranding of motor fuels or other trademark violations.
     (11) Your failure to comply with Federal, State, or local laws or regulations of which you have knowledge and that relate to the operation of the marketing premises.
     (12) Your conviction of any felony Involving moral turpitude.
     (13) Any event that affects the franchise relationship and as a result of which termination is reasonable.

II.  Reasons for Nonrenewal

     If your supplier gives notice that he does not intend to renew any franchise agreement, the Act requires that the reason for nonrenewal must be either one of the reasons for termination listed immediately above, or one of the reasons for nonrenewal listed below.

A.  Failure to Agree on Changes or Additions To Franchise
     If you and your supplier fail to agree to changes in the franchise that your supplier do good faith has determined are required, and your supplier's insistence on the changes is not for the purpose of converting the leased premises to a company operation or otherwise preventing the renewal of the franchise relationship, your suppler may decline to renew the franchise.

B.  Customer Complaints
     If you supplier has received numerous customer complaints relating to the condition of your marketing premises or to the conduct of any of your employees, and you have failed to take prompt corrective action after having been notified of these complaints, your supplier may decline to renew the franchise.

C.  Unsafe or Unhealthful Operations
     If you have failed repeatedly to operate your marketing premises in a clean, safe and healthful manner after repeated notices from your supplier, your supplier may decline to renew the franchise.

D.  Operation of Franchise Is Uneconomical
     Under certain conditions specified in the Act, your supplier may decline to renew your franchise if he has determined that renewal of the franchise is likely to be uneconomical. Your supplier may also decline to renew your franchise if he has deckled to convert your marketing premises to a use other than for the sale of motor fuel, to sell the premises, or to materially alter, add to, or replace the premises.

III. Notice Requirements for Termination or Nonrenewal

     The following is a description of the requirements for the notice which your supplier must give you before he may terminate your franchise or decline to renew your franchise relationship. These notice requirements apply to all franchise terminations, Including franchises entered into before June 19, 1978 and trial and Interim franchises, as well as to as nonrenewals of franchise relationships.

A.  How Much Notice Is Required
     In most cases, your supplier must give you notice of termination or nonrenewal at least 90 days before the termination or nonrenewal takes effect.

     In circumstances where it would not be reasonable for your supplier to give you 90 days notice, he must give you notice as soon as he can do so. In addition, if the franchise involves leased marketing premises, your supplier may not establish a new franchise relationship involving the same premises until 30 days after notice was given to you or the date the termination or nonrenewal takes effect, whichever is later. If the franchise agreement permits, your supplier my repossess the premises and, in reasonable circumstances, operate them through his employees or agents.

     If the termination or nonrenewal is based upon a determination to withdraw from the marketing of motor fuel in the area, your supplier must give you notice at least 180 days before the termination or nonrenewal takes effect.

B.  Manner and Contents of Notice
     To be valid, the notice must be in writing and must be sent by certified man or personally delivered to you. It must contain: (1) A statement of your suppliers intention to terminate the franchise or not to renew the franchise relationship, together with his reasons for this action; (2) The date the termination or nonrenewal takes effect; and (3) A copy of this summary.

IV.  Trial Franchises and Interim Franchises

     The following is a description of the special requirements that apply to trial and interim franchises.

A.  Trial Franchises
     A trial franchise is a franchise, entered into on or after June 19, 1978, in which the franchisee has not previously been a party to a franchise with the franchisor and which has an initial term of 1 year or less. A trial franchise must be in writing and must make certain disclosures, including that it is a trial franchise, and that the franchisor has the right not to renew the franchise relationship at the end of the initial term by giving the franchisee proper notice.

     The unexpired portion of a transferred franchise (other than as a trial franchise, as described above) does not quality as a trial franchise.

     In exercising his right not to renew a trial franchise at the end of its initial term, your supplier must comply with the notice requirements described above under the heading "Notice Requirements for Termination or Nonrenewal."

B.  Interim Franchises
     An interim franchise is a franchise, entered Into on or after June 19, 1978, the duration of which, when combined with the terns of all prix interim franchises between the franchisor and the franchisee, does not exceed three years, and which begins immediately after the expiration of a prior franchise involving the same marketing premises which was not renewed, based on a lawful determination by the franchisor to withdraw from marketing activities in the geographic area in which the franchisee operates.

     An interim franchise must be in writing and must make certain disclosures, including that it is an interim franchise and that the franchisor has the right not to renew the franchise at the end of the term based upon a lawful determination to withdraw from marketing activities in the geographic area in which the franchises operates.

     In exercising his right not to renew a franchise relationship under an interim franchise at the end of its term, your supplier must comply with the notice requirements described above under the heading "Notice Requirements for Termination or Nonrenewal."

V.   Your Legal Rights

     Under the enforcement provisions of the Act, you have the right to sue your supplier if he falls to comply with the requirements of the Act. The courts are authorized to grant whatever equitable relief is necessary to remedy the effects of your supplier's failure to comply with the requirements of the Act, including declaratory judgment mandatory or prohibitive injunctive relief, and interim equitable relief. Actual damages, exemplary (punitive) damages under certain circumstances, and reasonable attorney and expert witness fees are also authorized. For a more detailed description of these legal remedies you should read the text of the Act 15 U.S.C. Sections 2801-28013.

VI.  Waiver of Rights and Applicable State Law

     Your supplier may not require, as a condition of entering Into or renewing the franchise relationship, that you relinquish or waive any right that you have under this or any other Federal law or applicable State law. In addition, no provision in a franchise agreement would be valid or enforceable if the provision specifies that the franchise would be governed by the law of any State other than the one in which the principal place of business for the franchise is located.

Further Discussion of Title I - Definitions and Legal Remedies

I.   Definitions

     Section 101 of the Petroleum Marketing Practices Act sets forth definitions of the key terms used throughout the franchise protection provisions of the Act. The definitions from the Act which are listed below are of those terms which are most essential for purposes of the summary statement. (You should consult section 101 of the Act for additional definitions not included here.)

A.  Franchise
     A "franchise" is any contract between a refiner and a distributor, between a refiner and a retailer, between a distributor and another distributor, or between a distributor and a retailer, under which a refiner or distributor (as the case may be) authorizes or permits a retailer or distributor to use, in connection with the sale, consignment, or distribution of motor fuel, a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such use.

     The term "franchise" includes any contract under which a retailer or distributor (as the case may be) is authorized or permitted to occupy leased marketing premises, which premises are to be employed In connection with the sale, consignment, or distribution of motor fuel under a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such occupancy. The tern also includes any contract pertaining to the supply of motor fuel which is to be sold, consigned or distributed under a trademark owned or controlled by a renter, or under a contract which has existed continuously since May 15,1973, and pursuant to which, on May 15, 1973, motor fuel was sold, consigned or distributed under a trademark owned or controlled on such date by a refiner. The unexpired portion of a transferred franchise is also Included in the definition of the term.

B.  Franchise Relationship
     The term "franchise relationship" refers to the respective motor fuel marketing or distribution obligations and responsibilities of a franchisor and a franchisee which result from the marketing of motor fuel under a franchise.

C.  Franchisee
     A "franchisee" is a retailer or distributor who is authorized or permitted, under a franchise, to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

D.  Franchisor
     A "franchisor" is a refiner or distributor who authorizes or permits, under a franchise, a retailer or distributor to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

E.  Marketing Premises
     "Marketing premises" are the premises which, under a franchise, are to be employed by the franchisee in connection with the sale, consignment, of distribution of motor fuel.

F.  Leased Marketing Premises
     "Leased marketing premises" are marketing premises owned, leased or in any way controlled by a franchisor and which the franchisee is authorized or permitted, under the franchise, to employ in connection with the sale, consignment, or distribution of motor fuel.

G.  Fail to Renew and Nonrenewal
     The terms "fail to renew" and "nonrenewal" refer to a failure to reinstate, continue, or extend a franchise relationship (1) at the conclusion of the term, or on the expiration date, stated in the relevant franchise, (2) at any time, in the case of the relevant franchise which does not state a term of duration or an expiration date, or (3) following a termination (on or after June 19, 1978) of the relevant franchise which was entered into prior to June 19, 1978 and has not been renewed after such date.

II.  Legal Remedies Available to Franchisee

     The following is a more detailed description of the remedies available to time franchisee if a franchise is terminated or not renewed in a way that fails to comply with the Act.

A.  Franchisee's Right to Sue
     A franchisee may bring a civil action in United States District Court against a franchisor who does not comply with the requirements of the Act. The action must be brought within one year after the date of termination or nonrenewal or the date the franchisor fails to comply with the requirements of the law, whichever is later.

B.  Equitable Relief
     Courts are authorized to grant whatever equitable relief is necessary to remedy the effects of a violation of the law's requirements. Courts are directed to grant a preliminary injunction if the franchisee shows that there are sufficiently serious questions, going to the merits of the case, to make them a fair ground for litigation, and if, on balance, the hardship which the franchisee would suffer if the preliminary injunction is not granted will be greater than the hardship which the franchisor would suffer if such relief is granted.

     Courts are not required to order continuation or renewal of the franchise relationship if the action was brought after the expiration of the period during which the franchisee was on notice concerning the franchisor's intention to terminate or not renew the franchise agreement.

C.  Burden of Proof
     In an action under the Act, the franchisee has the burden of proving that the franchise was terminated or not renewed. The franchisor has the burden of proving, as an affirmative defense, that the termination or nonrenewal was permitted under the Act and, if applicable, that the franchisor complied with certain other requirements relating to terminations and nonrenewals based on condemnation or destruction of the marketing premises.

D.  Damages
     A franchisee who prevails in an action under the Act is entitled to actual damages and reasonable attorney and expert witness fees. If the action was based upon conduct of the franchisor which was in willful disregard of the Act's requirements or the franchisee's rights under the Act, exemplary (punitive) damages may be awarded where appropriate. The court, and not the jury, will decide whether to award exemplary damages and, if so, in what amount.

     On the other hand, if the court finds that the franchisee's action is frivolous, it may order the franchisee to pay reasonable attorney and expert witness fees.

E.  Franchisor's Defense to Permanent Injunctive Relief
     Courts may not order a continuation or renewal of a franchise relationship if the franchisor shows that the basis of the non-renewal of the franchise relationship was a determination made in good faith and in the normal course of business:

     (1) To convert the leased marketing premises to a use other than the sale or distribution of motor fuel;
     (2)  To materially alter, add to, or replace such premises;
     (3)  To sell such premises;
     (4) To withdraw from marketing activities in the geographic area in which such premises are located; or
     (5) That the renewal of the franchise relationship is likely to be uneconomical to the franchisor despite any reasonable changes or additions to the franchise provisions which may be acceptable to the franchisee.

     In making this defense, the franchisor also must show that he has compiled with the notice provisions of the Act.

     This defense to permanent injunctive relief, however, does not affect the franchisee's right to recover actual damages and reasonable attorney and expert witness fees if the nonrenewal is otherwise prohibited under the Act.

                                    Issued in Washington, D.C. on June 12, 1996.

                                                     Form BJD-(R)-PMPA (10-2001)

                                                   Jobber Number
                                                              90032322
                                                   -----------------------------
                                                   Mutual Cancellation Agreement
                                                                        (Jobber)
                                                                BJC-MC (12-2002)

This Mutual Cancellation Agreement ("Mutual Cancellation"), dated and signed on ____________________ ("Signing Date"), is by and between BP Products North America Inc. and hereinafter referred to as "Company," and
           THE PANTRY, INC.         ("Jobber").
------------------------------------
 (State exact legal name of Jobber)

Now, Therefore, Company and Jobber, intending to be legally bound, agree to the following:

1. Company and Jobber will mutually cancel and terminate their current branded jobber contract or, as the case may be, branded jobber agreement (hereinafter referred to as "Franchise") dated December 6, 2000 ("Contract Date"), and any franchise relationship created thereby, effective January 31, 2003 ("Effective Date"). In accordance with the Petroleum Marketing Practices Act ("PMPA"), the Effective Date will be a date that is between 7 and 180 calendar days after the Signing Date. If the Effective Date, for whatever reason, does not fall within this period, Company may change it to the closest conforming date.

2. In addition, any and all agreements, attachments, schedules, appendices and amendments related to or incorporated in and made a part of the Franchise will also be canceled and terminated on the Effective Date (except for any and all financial security agreements, promissory notes, loans, mortgages, guarantees, incentive contracts, re-image contracts, and the like) which may only be canceled separately.

3. Company reserves all rights that have accrued under the Franchise and related agreements prior to the Effective Date, or that may accrue subsequent thereto, concerning: monies due; credit card chargebacks; repair and maintenance obligations; leases; loans and advances made; incentive and re-image monies paid; Jobber's insurance and indemnity obligations; and the like.

4. With the exception of the rights reserved by Company above, each party hereto releases the other from any and all claims of whatever kind and nature including but not limited to claims arising out of or related to the above-mentioned Franchise or the PMPA and acknowledges that notice of termination and the Effective Date are reasonable in these circumstances pursuant to Section 2804(b)(1)(A) of the PMPA.

5. This Mutual Cancellation Agreement is executed by the parties pursuant to the PMPA. Jobber acknowledges receipt of the Revised Summary of Title I of the PMPA and a copy of this Mutual Cancellation.

In Witness Whereof, the parties hereto have signed this Mutual Cancellation on the Signing Date stated above.

                                            Jobber:  THE PANTRY, INC.


                                            By:     /s/
                                               ---------------------------------
                                             Printed Name:

                                            Title:     President, CEO
                                                  ------------------------------


                                            BP Products North America Inc.


                                            By:     /s/
                                               ---------------------------------

                                            Title:   Regional Vice President
                                                  ------------------------------

Revised Summary of Title I of the Petroleum Marketing Practices Act

AGENCY: Department of Energy

ACTION: Notice

     SUMMARY: This notice contains a summary of Title I of the Petroleum Marketing Practices Ad, as amended (the Act). The Petroleum Marketing Practices Act was originally enacted on June 19, 1978, and was amended by the Petroleum Marketing Practices Act Amendments of 1994, enacted on October 19, 1994. On August 30, 1978, the Department of Energy published in the Federal Register a summary of the provisions of Title I of the 1978 law, as required by the Act. he Department is publishing this revised summary to reflect key changes made by the 1994 amendments.

     The Act is intended to protect franchised distributors and retailers of gasoline and diesel motor fuel against arbitrary or discriminatory termination or nonrenewal of franchises. This summary describes the reasons for which a franchise may be terminated or not renewed under the law, the responsibilities of franchisors, and the remedies and relief available to franchisees. The Act requires franchisors to give franchisees copies of the summary contained in this notice whenever notification of termination or non renewal of a franchise is given.

SUPPLEMENTARY INFORMATION:

     Title I of the Petroleum Marketing Practices Act, as amended, 15 U.S.C. Sections 2801-2806, provides for the protection of franchised distributors and retailers of motor fuel by establishing minimum Federal standards governing the termination of franchises and the nonrenewal of franchise relationships by the franchisor or distributor of such fuel.

     Section 104(d)(1) of the Act required the Secretary of Energy to publish in the Federal Register a simple and concise summary of the provisions of Title I, including a statement of the respective responsibilities of, and the remedies and relief available to, franchisors and franchisees under the title. The Department published this summary in the Federal Register on August 30,1978. 43 F.R. 38743 (1978).

     In 1994 the Congress enacted the Petroleum Marketing Practices Act Amendments to affirm and clarify certain key provisions of the 1978 statute. Among the key issues addressed in the 1994 amendments are: (1) termination or nonrenewal of franchised dealers by their franchisors for purposes of conversion to "company" operation; (2) application of state law; (3) the rights and obligations of franchisors and franchisees in third-party lease situations; and
(4) waiver of rights limitations. See H.R. REP. NO. 737, 103rd Corp., 2nd Sess. 2 (1994), reprinted in 1994 U.S.C.C.A.N. 2780. Congress intended to: (1) make explicit that upon renewal a franchisor may not insist on changes to a franchise agreement where the purpose of such changes is to prevent renewal in order to convert a franchisee-operated service station into a company-operated service station; (2) make dear that where the franchisor has an option to continue the lease or to purchase the premises but does not wish to do so, the franchisor must infer to assign the option to the franchisee; (3) make clear that no franchisor may require, as a condition of entering or renewing a franchise agreement, that a franchisee waive any rights under the Petroleum Marketing Practices Act, any other Federal law, or any state law; and (4) reconfirm the limited scope of Federal preemption under the Act. Id.

     The summary which follows reflects key changes to the statute resulting from the 1994 amendments. The Act requires franchisors to give copies of this summary statement to their franchisees when entering into an agreement to terminate the franchise or not to renew the franchise relationship, and when giving notification of termination or nonrenewal. This summary does not purport to interpret the Act, as amended, or to create new legal rights.

     In addition to the summary of the provisions of Title I, a more detailed description of the definitions contained in the Act and of the legal remedies available to franchisees is also included in this notice, following the summary statement.

Summary of Legal Rights of Motor Fuel Franchisees

     This is a summary of the franchise protection provisions of the Federal Petroleum Marketing Practices Act, as amended in 1994 (the Act), 15 U.S.C. Sections 2801-2808. This summary must be given to you, as a person holding a franchise for the sale, consignment or distribution of gasoline or diesel motor fuel, in connection with any termination, or nonrenewal of your franchise by your franchising company (referred to in this summary as your supplier).

     You should read this summary carefully, and refer to the Act if necessary, to determine whether a proposed termination or nonrenewal of your franchise is lawful and what legal remedies are available to you if you think the proposed termination or failure to renew is not lawful. In addition, if you think your supplier has failed to comply with the Act, you may wish to consult an attorney in order to enforce your legal rights.

     The franchise protection provisions of the Act apply to a variety of franchise agreements. The term "franchise" is broadly defined as a license to use a motor fuel trademark, which is owned or controlled by a refiner and it includes secondary agreements such as leases of real property and motor fuel supply agreements which have existed continuously since May 15, 1973, regardless of a subsequent withdrawal of a trademark. Thus, if you have lost the use of a trademark previously granted by your supplier but have continued to receive motor fuel supplies through a continuation of a supply agreement with your supplier, you are protected under the Act.

     Any issue arising under your franchise which is not governed by this Act will be governed by the law of the State in which the principal place of business of your franchise is located.

     Although a State may specify the terms and conditions under which your franchise may be transferred upon the death of the franchisee, it may not require a payment to you (the franchises) for the goodwill of a franchise upon termination or nonrenewal.

     The Act is intended to protect you, whether you are a distributor or a retailer, from arbitrary or discriminatory termination or nonrenewal of your franchise agreement. To accomplish this, the Act first lists the reasons for which termination or nonrenewal is permitted. Any notice of termination or nonrenewal must state the precise reason, as listed in the Act, for which the particular termination or nonrenewal is being made. These reasons are described below under the headings "Reasons for Termination" and "Reasons for Nonrenewal."

     The Act also requires your supplier to give you a written notice of termination or intention not to renew the franchise within certain time periods. These requirements are summarized below under the heading "Notice Requirements for Termination or Nonrenewal."

     The Act also provides certain special requirements with regard to trial and interim franchise agreements, which are described below under the heading "Trial and Interim Franchises."

     The Act gives you certain legal rights if your supplier terminates or does not renew your franchise in a way that is not permitted by the Act. These legal rights are described below under the heading "Your Legal Rights."

     The Act contains provisions pertaining to waiver of franchisee rights and applicable State law. These provisions are described under the heading "Waiver of Rights and Applicable State Law."

     This summary is intended as a simple and concise description of the general nature of your rights under the Act. For a more detailed description of these rights, you should read the text of the Petroleum Marketing Practices Act as amended in 1994 (15 U.S.C. Sections 28012806). This summary does not purport to interpret the Act, as amended, or to create new legal rights.

I.   Reasons for Termination

     If your franchise was entered into on or after June 19, 1978, the Act bars termination of your franchise for any reasons other than those reasons discussed below. If your franchise was entered into before June 19, 1978, there is no statutory restriction on the reasons for which it may be terminated. If a franchise entered into before June 19, 1978, is terminated, however, the Act requires the suppler to reinstate the franchise relationship unless one of the reasons listed under this heading or one the additional reasons for nonrenewal described below under the heading "Reasons for Nonrenewal" exists.

A.  Non-Compliance with Franchise Agreement
     Your suppler may terminate your franchise if you do not comply with a reasonable and important requirement of the franchise relationship. However, termination may not be based on a failure to comply with a provision of the franchise that is illegal or unenforceable under applicable Federal, State, or local law. In order to terminate for non-compliance with the franchise agreement, your supplier must have learned of this non-compliance recently. The Act limits the time period within which your suppler must have learned of your noncompliance to various periods, the longest of which is 120 days, before you receive notification of the termination.

B.  Lack of Good Faith Efforts
     Your supplier may terminate your franchise if you have not made good faith efforts to carry out the requirements of the franchise, provided you are first notified in writing that you are not meeting a requirement of the franchise and you are given an opportunity to make a good faith effort to carry out the requirement. This reason can be used by your suppler only if you fall to make good faith efforts to carry out the requirements of the franchise within the period which began not more than 180 days before you receive the notice of termination.

C.  Mutual Agreement to Terminate the Franchise
     A franchise can be terminated by an agreement in writing between you and your supplier if the agreement is entered into not more than 180 days before the effective date of the termination and you receive a copy of that agreement, together with this summary statement of your rights under the Act. You may cancel the agreement to terminate within 7 days after you receive a copy of the agreement, by mailing (by certified mail) a written statement to this effect to your suppler.

D.  Withdrawal From the Market Area
     Under certain conditions, the Act permits your supplier to terminate your franchise if your supplier is withdrawing from marketing activities in the entire geographic area in which you operate. You should read the Act for a more detailed description of the conditions under which market withdrawal terminations are permitted. See 15 U.S.C. Section 2802(b)(E).

E.  Other Events Permitting a Termination
     If your supplier teams within the time period specified in the Act (which do no case is more than 120 days prior to the termination notice) that one of the following events has occurred, your supplier may terminate you franchise agreement:

     (1) Fraud or criminal misconduct by you that relates to the operation of your marketing premises.
     (2)  You declare bankruptcy or a court determines that you are insolvent.
     (3) You have a severe physical or mental disability lasting at least 3 months which makes you unable to provide for the continued proper operation of the marketing premises.
     (4) Expiration of your supplier's underlying lease to the leased marketing premises, if: (a) your supplier gave you written notice before the beginning of the term of the franchise of the duration of the underlying lease and that the underlying lease might expire and not be renewed during the term of the franchise: (b) your franchisor offered to assign to you, during the 90-day period after notification of termination or nonrenewal was given, any option which the franchisor held to extend the underlying lease or to purchase the marketing premises (such an assignment may be conditioned on the franchisor receiving from both the landowner and the franchisee an unconditional release from liability for specified events occurring after the assignment); and (c) in a situation in which the franchisee acquires possession of the leased marketing premises effective immediately after the loss of the right of the franchisor to grant possession, the franchisor, upon written request of the franchisee, made a bona fide offer to sell or assign to the franchisee the franchiser's interest in any improvements or equipment located on the premises, or offered by the franchises a right of flat refusal of any offer from another person to purchase the franchisee's interest in the improvements and equipment.
     (5) Condemnation or other taking by the government, in whole or in part, of the marketing premises pursuant to the power of eminent domain. If the termination is based on a condemnation or other taking, your suppler must give you a fair share of any compensation which he receives for any loss of business opportunity or good will.
     (6) Loss of your supplier's right to grant the use of the trademark that is the subject of the franchise, unless the loss was because of bad faith actions by your supplier relating to trademark abuse, violation of Federal or State law, or other fault or negligence.
     (7) Destruction (other than by your supplier) of all or a substantial part of your marketing premises. If the termination is based on the destruction of the marketing premises and if the premises are rebuilt or replaced by your supplier and operated under a franchise, your supplier must give you a right of first refusal to this new franchise.
     (8) Your failure to make payments to your suppler of any sums to which your suppler is legally entitled.
     (9) Your failure to operate the marketing premises for 7 consecutive days, or any shorter period of tine which, taking into account facts and circumstances, amounts to an unreasonable period of time not to operate.
     (10) Your intentional adulteration, mislabeling or misbranding of motor fuels or other trademark violations.
     (11) Your failure to comply with Federal, State, or local laws or regulations of which you have knowledge and that relate to the operation of the marketing premises.
     (12) Your conviction of any felony Involving moral turpitude.
     (13) Any event that affects the franchise relationship and as a result of which termination is reasonable.

II.  Reasons for Nonrenewal

     If your supplier gives notice that he does not intend to renew any franchise agreement, the Act requires that the reason for nonrenewal must be either one of the reasons for termination listed immediately above, or one of the reasons for nonrenewal listed below.

A.  Failure to Agree on Changes or Additions To Franchise
     If you and your supplier fail to agree to changes in the franchise that your supplier do good faith has determined are required, and your supplier's insistence on the changes is not for the purpose of converting the leased premises to a company operation or otherwise preventing the renewal of the franchise relationship, your suppler may decline to renew the franchise.

B.  Customer Complaints
     If you supplier has received numerous customer complaints relating to the condition of your marketing premises or to the conduct of any of your employees, and you have failed to take prompt corrective action after having been notified of these complaints, your supplier may decline to renew the franchise.

C.  Unsafe or Unhealthful Operations
     If you have failed repeatedly to operate your marketing premises in a clean, safe and healthful manner after repeated notices from your supplier, your supplier may decline to renew the franchise.

D.  Operation of Franchise Is Uneconomical
     Under certain conditions specified in the Act, your supplier may decline to renew your franchise if he has determined that renewal of the franchise is likely to be uneconomical. Your supplier may also decline to renew your franchise if he has deckled to convert your marketing premises to a use other than for the sale of motor fuel, to sell the premises, or to materially alter, add to, or replace the premises.

III. Notice Requirements for Termination or Nonrenewal

     The following is a description of the requirements for the notice which your supplier must give you before he may terminate your franchise or decline to renew your franchise relationship. These notice requirements apply to all franchise terminations, Including franchises entered into before June 19, 1978 and trial and Interim franchises, as well as to as nonrenewals of franchise relationships.

A.  How Much Notice Is Required
     In most cases, your supplier must give you notice of termination or nonrenewal at least 90 days before the termination or nonrenewal takes effect.

     In circumstances where it would not be reasonable for your supplier to give you 90 days notice, he must give you notice as soon as he can do so. In addition, if the franchise involves leased marketing premises, your supplier may not establish a new franchise relationship involving the same premises until 30 days after notice was given to you or the date the termination or nonrenewal takes effect, whichever is later. If the franchise agreement permits, your supplier my repossess the premises and, in reasonable circumstances, operate them through his employees or agents.

     If the termination or nonrenewal is based upon a determination to withdraw from the marketing of motor fuel in the area, your supplier must give you notice at least 180 days before the termination or nonrenewal takes effect.

B.  Manner and Contents of Notice
     To be valid, the notice must be in writing and must be sent by certified man or personally delivered to you. It must contain: (1) A statement of your suppliers intention to terminate the franchise or not to renew the franchise relationship, together with his reasons for this action; (2) The date the termination or nonrenewal takes effect; and (3) A copy of this summary.

IV.  Trial Franchises and Interim Franchises

     The following is a description of the special requirements that apply to trial and interim franchises.

A.  Trial Franchises
     A trial franchise is a franchise, entered into on or after June 19, 1978, in which the franchisee has not previously been a party to a franchise with the franchisor and which has an initial term of 1 year or less. A trial franchise must be in writing and must make certain disclosures, including that it is a trial franchise, and that the franchisor has the right not to renew the franchise relationship at the end of the initial term by giving the franchisee proper notice.

     The unexpired portion of a transferred franchise (other than as a trial franchise, as described above) does not quality as a trial franchise.

     In exercising his right not to renew a trial franchise at the end of its initial term, your supplier must comply with the notice requirements described above under the heading "Notice Requirements for Termination or Nonrenewal."

B.  Interim Franchises
     An interim franchise is a franchise, entered Into on or after June 19, 1978, the duration of which, when combined with the terns of all prix interim franchises between the franchisor and the franchisee, does not exceed three years, and which begins immediately after the expiration of a prior franchise involving the same marketing premises which was not renewed, based on a lawful determination by the franchisor to withdraw from marketing activities in the geographic area in which the franchisee operates.

     An interim franchise must be in writing and must make certain disclosures, including that it is an interim franchise and that the franchisor has the right not to renew the franchise at the end of the term based upon a lawful determination to withdraw from marketing activities in the geographic area in which the franchises operates.

     In exercising his right not to renew a franchise relationship under an interim franchise at the end of its term, your supplier must comply with the notice requirements described above under the heading "Notice Requirements for Termination or Nonrenewal."

V.   Your Legal Rights

     Under the enforcement provisions of the Act, you have the right to sue your supplier if he falls to comply with the requirements of the Act. The courts are authorized to grant whatever equitable relief is necessary to remedy the effects of your supplier's failure to comply with the requirements of the Act, including declaratory judgment mandatory or prohibitive injunctive relief, and interim equitable relief. Actual damages, exemplary (punitive) damages under certain circumstances, and reasonable attorney and expert witness fees are also authorized. For a more detailed description of these legal remedies you should read the text of the Act 15 U.S.C. Sections 2801-28013.

VI.  Waiver of Rights and Applicable State Law

     Your supplier may not require, as a condition of entering into or renewing the franchise relationship, that you relinquish or waive any right that you have under this or any other Federal law or applicable State law. In addition, no provision in a franchise agreement would be valid or enforceable if the provision specifies that the franchise would be governed by the law of any State other than the one in which the principal place of business for the franchise is located.

Further Discussion of Title I - Definitions and Legal Remedies

I.   Definitions

     Section 101 of the Petroleum Marketing Practices Act sets forth definitions of the key terms used throughout the franchise protection provisions of the Act. The definitions from the Act which are listed below are of those terms which are most essential for purposes of the summary statement. (You should consult section 101 of the Act for additional definitions not included here.)

A.  Franchise
     A "franchise" is any contract between a refiner and a distributor, between a refiner and a retailer, between a distributor and another distributor, or between a distributor and a retailer, under which a refiner or distributor (as the case may be) authorizes or permits a retailer or distributor to use, in connection with the sale, consignment, or distribution of motor fuel, a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such use.

     The term "franchise" includes any contract under which a retailer or distributor (as the case may be) is authorized or permitted to occupy leased marketing premises, which premises are to be employed in connection with the sale, consignment, or distribution of motor fuel under a trademark which is owned or controlled by such refiner or by a refiner which supplies motor fuel to the distributor which authorizes or permits such occupancy. The tern also includes any contract pertaining to the supply of motor fuel which is to be sold, consigned or distributed under a trademark owned or controlled by a renter, or under a contract which has existed continuously since May 15,1973, and pursuant to which, on May 15, 1973, motor fuel was sold, consigned or distributed under a trademark owned or controlled on such date by a refiner. The unexpired portion of a transferred franchise is also Included in the definition of the term.

B.  Franchise Relationship
     The term "franchise relationship" refers to the respective motor fuel marketing or distribution obligations and responsibilities of a franchisor and a franchisee which result from the marketing of motor fuel under a franchise.

C.  Franchisee
     A "franchisee" is a retailer or distributor who is authorized or permitted, under a franchise, to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

D.  Franchisor
     A "franchisor" is a refiner or distributor who authorizes or permits, under a franchise, a retailer or distributor to use a trademark in connection with the sale, consignment, or distribution of motor fuel.

E.  Marketing Premises
     "Marketing premises" are the premises which, under a franchise, are to be employed by the franchisee in connection with the sale, consignment, of distribution of motor fuel.

F.  Leased Marketing Premises
     "Leased marketing premises" are marketing premises owned, leased or in any way controlled by a franchisor and which the franchisee is authorized or permitted, under the franchise, to employ in connection with the sale, consignment, or distribution of motor fuel.

G.  Fail to Renew and Nonrenewal
     The terms "fail to renew" and "nonrenewal" refer to a failure to reinstate, continue, or extend a franchise relationship (1) at the conclusion of the term, or on the expiration date, stated in the relevant franchise, (2) at any time, in the case of the relevant franchise which does not state a term of duration or an expiration date, or (3) following a termination (on or after June 19, 1978) of the relevant franchise which was entered into prior to June 19, 1978 and has not been renewed after such date.

II.  Legal Remedies Available to Franchisee

     The following is a more detailed description of the remedies available to time franchisee if a franchise is terminated or not renewed in a way that fails to comply with the Act.

A.  Franchisee's Right to Sue
     A franchisee may bring a civil action in United States District Court against a franchisor who does not comply with the requirements of the Act. The action must be brought within one year after the date of termination or nonrenewal or the date the franchisor fails to comply with the requirements of the law, whichever is later.

B.  Equitable Relief
     Courts are authorized to grant whatever equitable relief is necessary to remedy the effects of a violation of the law's requirements. Courts are directed to grant a preliminary injunction if the franchisee shows that there are sufficiently serious questions, going to the merits of the case, to make them a fair ground for litigation, and if, on balance, the hardship which the franchisee would suffer if the preliminary injunction is not granted will be greater than the hardship which the franchisor would suffer if such relief is granted.

     Courts are not required to order continuation or renewal of the franchise relationship if the action was brought after the expiration of the period during which the franchisee was on notice concerning the franchisor's intention to terminate or not renew the franchise agreement.

C.  Burden of Proof
     In an action under the Act, the franchisee has the burden of proving that the franchise was terminated or not renewed. The franchisor has the burden of proving, as an affirmative defense, that the termination or nonrenewal was permitted under the Act and, if applicable, that the franchisor complied with certain other requirements relating to terminations and nonrenewals based on condemnation or destruction of the marketing premises.

D.  Damages
     A franchisee who prevails in an action under the Act is entitled to actual damages and reasonable attorney and expert witness fees. If the action was based upon conduct of the franchisor which was in willful disregard of the Act's requirements or the franchisee's rights under the Act, exemplary (punitive) damages may be awarded where appropriate. The court, and not the jury, will decide whether to award exemplary damages and, if so, in what amount.

     On the other hand, if the court finds that the franchisee's action is frivolous, it may order the franchisee to pay reasonable attorney and expert witness fees.

E.  Franchisor's Defense to Permanent Injunctive Relief
     Courts may not order a continuation or renewal of a franchise relationship if the franchisor shows that the basis of the non-renewal of the franchise relationship was a determination made in good faith and in the normal course of business:

     (1) To convert the leased marketing premises to a use other than the sale or distribution of motor fuel;
     (2)  To materially alter, add to, or replace such premises;
     (3)  To sell such premises;
     (4) To withdraw from marketing activities in the geographic area in which such premises are located; or
     (5) That the renewal of the franchise relationship is likely to be uneconomical to the franchisor despite any reasonable changes or additions to the franchise provisions which may be acceptable to the franchisee.

     In making this defense, the franchisor also must show that he has compiled with the notice provisions of the Act.

     This defense to permanent injunctive relief, however, does not affect the franchisee's right to recover actual damages and reasonable attorney and expert witness fees if the nonrenewal is otherwise prohibited under the Act.

                                    Issued in Washington, D.C. on June 12, 1996.

                                                     Form BJC-(R)-PMPA (10-2001)

                    AMENDMENT TO THE BRANDED JOBBER CONTRACT

     This Rider ("Rider") dated February 14, 2003, is between BP Products North America Inc., a Maryland corporation with offices at 2475 Northwinds Parkway, Suite 400, Alpharetta, Georgia 30004 ("Company"), and The Pantry, Inc., a Delaware corporation with an address at P.O. Box 1410, 1801 Douglas Drive, Sanford, North Carolina 27330 ("Jobber"), and amends the Branded Jobber Contract ("Branded Jobber Contract") dated February 01, 2003 ("Effective Date").

                                   WITNESSETH:

     WHEREAS, Company and Jobber have entered into a Branded Jobber Contract under which Company agrees to sell and Jobber agrees to purchase and receive Company's currently offered and available branded gasoline products, as determined and designated by Company ("Branded Product"); and

     WHEREAS, the parties desire to amend the Branded Jobber Contract to include additional terms and conditions.

     IN CONSIDERATION OF the mutual covenants, conditions and promises contained in this Rider, Company and Jobber hereby agree as follows:

     1. Branded Products. Company and Jobber acknowledge and agree that the term "Branded Product", as used herein, will apply solely to branded gasoline products and does not include distillate product purchases, including diesel fuel.

     2. Paragraph 4(a) - Credit Policy and Forms of Security. As a substitute for the requirement in paragraph 4(a) of the Branded Jobber Contract that Jobber execute an Unlimited Guaranty under all circumstances, Company will instead require that Jobber provide either an Unlimited Guaranty or some other form of security acceptable to Company, in its sole discretion. In addition, if Company does extend credit to Jobber, it will do so according to an established credit policy, as amended from time to time. Notwithstanding the above, all other terms and conditions in paragraph 4(a) will remain unchanged.

     3. Paragraph * - *. As an alternative to the requirement in paragraph * of the Branded Jobber Contract that * must provide Company with a Right of First Offer on those assets identified with or by *, where such requirement is triggered by those situations where *, * may elect to provide * either of the following:


* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

         a. a right to * ("*") on all * petroleum business, or

         b. a * with or by *.

Notwithstanding the above, all other terms and conditions in paragraph * will remain unchanged. Company's assignment rights under paragraph * will include the right to assign *.

     4. Paragraph 12(a) - Right of First Refusal Procedures. If * elects to provide * with a * as provided above, * agrees to promptly submit to * complete and fully executed copies of all * which comprise the proposed * and any additional information, facts and data required by * to evaluate the bona fide nature of the *, and, should the proposed agreement include * request to * the *, to * the *. Company will thereafter have * within which to * its *, by written notice to *. *, but no later than * after *. * will * with * and all * in * to *, subject only to * and * that were * to the *.

     5. Paragraphs *, * and * - *. As a substitute for Company's *, Company will instead * and * to assume * and other * under the Branded Jobber Contract *. Notwithstanding the above, all other terms and conditions in paragraphs *, * and * will remain unchanged.

     6. Paragraph * - *. The following language will be added to paragraph * of the Contract:

     Notwithstanding paragraph * of the Contract, a * or * of * or * in a * of Jobber will not * if at the time it notifies Company of the * either (a) * is a
* - * stock exchange or included in a national automated stock quotation system in the United States, or (b) *, and are also the *. Regardless of the exception allowed in this paragraph


                                       2

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

*, subject to any applicable restrictions under the federal securities laws, Jobber will promptly provide * with written notice as required under paragraph 12(g) above.

     7. Paragraph * - *. Paragraph * is amended by adding the following clause at the beginning of the second sentence thereof. "Subject to paragraph *,".

     8. Paragraph * - * A. Company will not * the * of paragraph * of the Branded Jobber Contract in situations where, in the * sole opinion, *. Notwithstanding the above, all other terms and conditions in paragraph * and any other applicable provisions will remain unchanged.

     9.  Paragraph * and * - *. In those situations where a * or * - * - * will
* in question and its * by * and * the applicable * A. Notwithstanding the above, all other terms and conditions in paragraph * and any other applicable provisions will remain unchanged.

     10. The Branded Jobber Contract will be amended by the addition of the following provisions following paragraph *:

         a. Minimum Volume. Jobber will purchase annually a minimum volume of * gallons of Branded Product ("Minimum Volume Requirement"), beginning * following the Effective Date of the Branded Jobber Contract. Jobber's purchases of diesel fuel will not be included in the Branded Product purchases for purposes of determining the Minimum Volume Requirement.

         b. *. *:
            -

            i.  *:

            *


                                       3

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

            ii. *:
            *

         c. *. *:
            -

         *


                                       4

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

            i.  *. *.
                -

            ii. *. Company and Jobber will select no more than * branded locations in the market served by the * terminal, as test retail sites to be converted to the Company brand in 2003 ("Test Sites"). Test Sites must meet Company's current volume and image requirements. In order to be eligible for conversion to the Company brand, any additional branded locations not included, as Test Sites must meet Company's then-current requirements for new locations including, but not limited to, all image and volume requirements.

         d. Credit Terms. Company will extend payment and credit terms to Jobber at three-day terms with a *% discount on total purchases of Branded Product. Jobber will provide to Company a letter of credit in the amount of $* on the new Minimum Volume Requirement of * gallons annually. The increase in the letter of credit will occur on a quarterly basis based upon the incremental volume purchased during that previous quarter. Thereafter, Company will review Jobber's purchases on a quarterly basis and will require increases in the amount of the Letter of Credit commensurate with any new volume of Branded Product purchased during the previous quarter.

         e. Reimaging Costs. Company will provide to Jobber movies to reimage Jobber's existing retail sites to the Company brand. The reimage monies will be amortized in accordance with Company's standard Jobber Outlet Incentive Program Contracts ("JOIP Contracts").

            i. On all * retail sites, the reimage costs will be amortized over a * period. A "*" retail site has annual Branded Product volume in excess of * gallons per annum.

            ii. On all * retail sites, the reimage costs will be amortized over a * period. A "*" retail site has annual Branded Product volume of more than * gallons but less than *.

            iii.All retail sites subject to existing JOIP Contracts or similar amortization agreements signed prior to the effective date of the Branded Jobber Contract will continue to be amortized pursuant to the terms of the amortization agreement for each retail site existing on the Effective Date of the Branded Jobber Contract.


                                       5

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

         f. *. *:
            -

            i.  *.

            ii. *:

                (a) *;

                (b) *;

                (c) *.

     *.

         g. Advertising. Company will support advertising to promote the Company's Branded Product pursuant to Company's then-current advertising programs. Jobber will participate in such programs on the same terms and conditions as other company-designated Retail Sites ("Branded Retail Sites") displaying the brand as designated by Company. Any advertising and promotional materials or programs developed and funded by Jobber to promote the company-designated brand at Jobber's Branded Retail Sites will be submitted to Company for review and written approval prior to using such materials or programs.

         h. Minimum Volume Requirement Guarantee. In any * period during the term of the Branded Jobber Contract in which Jobber fails to purchase the *, Jobber * an amount equal to * ($*) * times the difference between the *; provided, however, that such * shall not apply to * during the initial * period of the Branded Jobber Contract, if Jobber * over the balance of the term of the Branded Jobber Contract pursuant to paragraph *, above.


                                       6

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

         i. Shop Procurement Alliance. Company and Jobber will enter into discussions to determine the feasibility of negotiating and entering into a joint procurement agreement for the purchase of non-gasoline products for the mutual benefit of the parties; provided, however, that nothing contained in the paragraph will require either party to enter into a joint procurement agreement and/or any other purchasing arrangement.

         j. *. *. As Jobber identifies *, Jobber will provide to Company information regarding the * and such other information and data as Company may require. Company will have * to review the information submitted and notify Jobber in writing as to whether Company will authorize the Company brand for *.
*.

     11. *. *.
         -

     12. Ratification of Branded Jobber Contract. As amended herein and hereby, Company and Jobber ratify and reaffirm the terms of the Branded Jobber Contract and acknowledge that this Rider is incorporated within the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Rider to be executed the date first written above.1

BP Products North America Inc.              The Pantry, Inc.


By:                                         By:
   ---------------------------------           --------------------------------


                                       7

* Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."